UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01136

SECURITY EQUITY FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001

(Address of principal executive offices) (Zip code)

THOMAS A. SWANK, PRESIDENT

SECURITY EQUITY FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

NEW YORK STOCK

Security Funds®

Annual Report

September 30, 2007

SECURITY BENEFIT℠
Security Distributors, Inc.

Security Equity Fund®

Security Large Cap Value Fund

Security Mid Cap Growth Fund

September 30, 2007

Annual Report

Security Global Investors refers to the asset management arm of Security Benefit Corporation (“Security Benefit”) that consists of Security Investors, LLC, and for global investing, Security Global Investors, LLC. Security Distributors, Inc., Security Investors, LLC and Security Global Investors, LLC are subsidiaries of Security Benefit.

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Security Equity Fund
Managers’ Commentary	Alpha Opportunity Series
November 15, 2007	(unaudited)

Advised by:	and	Subadviser, Mainstream
Investment Advisers

Bill Jenkins Co-Portfolio Manager	Mark Lamb Co-Portfolio Manager	Steve Bowser Co-Portfolio Manager

To Our Shareholders:

Performance

The performance of the Security Equity Fund Alpha Opportunity Series was very strong in the 12 months ended September 30, 2007, returning 26.10% compared to 16.44% for the S&P 500 Index. Since inception on July 7, 2003, the Series has outperformed the benchmark by more than 300 basis points, 16.21% to 13.18% on an annualized basis. The performance of the portfolio more than doubled that of other long/short equity managers when using the Credit Suisse/Tremont Long/Short Equity Index for the same period. The favorable comparisons to the S&P 500 index can be principally attributed to the portfolio’s emphasis on the energy, materials and industrial sectors of the market. Results were enhanced versus other long/short managers due to the relatively low level of short positions in the portfolio.

Investment Philosophy

We are active managers, as that style and approach plays well to our strengths of portfolio management experience and discipline. Our fundamental philosophy rests first upon the belief that it is critical to identify the long-term investment theme governing the equity markets. These themes may persist for 15 to 20 years. Second, while we also believe that valuation adds important perspective to investment decisions, it is not an efficient means of timing purchase and sale decisions. Those decisions are best made using technical analysis, a practice that uses the movement of security prices to indicate possible future price behavior. The third tenet of our philosophy is that changes in stock prices can lead changes in fundamental corporate developments. A proactive asset management approach helps to keep our investment themes fresh and our risk levels moderate.

Sector Performance

Our current theme can best be described as a global infrastructure one. When using the performance of the S&P 500 sectors as an indicator, our theme sectors performed very well. Energy (+41%), materials (+33%) and industrials (+22%) all handily outperformed the S&P 500 Index. In the energy sector, one of the better performing companies was Schlumberger, Ltd., which rose 71% in the last year. In the materials sector, Freeport-McMoRan contributed strongly to our results with the stock rising 106% in the last 12 months. Within industrials, Deere’s common equity returned approximately 80% in the last year. Technology was a good sector for us with the stock of Cisco Systems rising 44% over the last twelve months, thereby contributing to our theme of global infrastructure build out. By the same token, those sectors that we have traditionally viewed as short candidates were weak. Financials (-0.1%), consumer durables (+5%) and consumer staples (+11) all underperformed the S&P 500 Index.

Market Outlook

We continue to be positive in our outlook for the equity markets over the long term. We view overall valuation to be fair and the fundamentals for global economies and markets to be positive. As such, we do not expect that shorting will become a significant part of our strategy in the near future. In addition to the principal theme sectors mentioned above, we are increasingly more optimistic toward technology stocks, which were up 22% in the trailing twelve months that ended in September. Many of the companies in this sector are well positioned to benefit from our global infrastructure investment theme.

Sincerely,

Bill Jenkins, Portfolio Manager (Mainstream Investment Advisers)

Mark Lamb, Portfolio Manager (Security Investors)

Steve Bowser, Portfolio Manager (Security Investors)

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Security Equity Fund
Performance Summary	Alpha Opportunity Series
September 30, 2007	(unaudited)

PERFORMANCE

Security Alpha Opportunity Series vs. S&P 500 Index

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Alpha Opportunity Series on July 7, 2003 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 9-30-07	1 Year	Since Inception (7-07-03)
A Shares	26.10%	16.21%

A Shares with sales charge	18.81%	14.59%

B Shares	25.14%	15.32%

B Shares with CDSC	20.14%	15.02%

C Shares	25.24%	15.34%

C Shares with CDSC	24.24%	15.34%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-07*

Consumer Discretionary	0.33%

Consumer Staples	0.73

Energy	9.30

Financials	1.13

Health Care	0.09

Industrials	25.42

Information Technology	12.67

Materials	6.87

Telecommunication Services	0.27

Utilities	0.14

Exchange Traded Funds	(0.80)

U.S. Government Sponsored Agencies	39.55

Other assets in excess of liabilities	4.30

Total net assets	100.00%

*	Securities sold short are netted with long positions in common stocks in the appropriate sectors.

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Performance Summary	Alpha Opportunity Series
September 30, 2007	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 – September 30, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 04-01-07	Ending Account Value 09-30-07[1]	Expenses Paid During Period[2]
Alpha Opportunity
Series—Class A
Actual	$1,000.00	$1,130.60	$14.74
Hypothetical	1,000.00	1,011.17	13.92

Alpha Opportunity
Series—Class B
Actual	1,000.00	1,125.80	18.28
Hypothetical	1,000.00	1,007.83	17.26

Alpha Opportunity
Series—Class C
Actual	1,000.00	1,126.70	18.39
Hypothetical	1,000.00	1,007.73	17.36

[1]

The actual ending account value is based on the actual total return of the Series for the period from April 1, 2007 to September 30, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2007 to September 30, 2007 was 13.06%, 12.58% and 12.67%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (2.76%, 3.43% and 3.45% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by  183/365 (to reflect the one-half year period).

Schedule of Investments	Security Equity Fund - Alpha Opportunity Series
September 30, 2007

	Shares	Value
COMMON STOCK - 57.2%
Agricultural Products - 0.2%
Cresud S.A. ADR	3,103	$70,500

Airlines - 1.3%
UAL Corporation *	8,686	404,160

Aluminum - 0.5%
Aluminum Corporation of China, Ltd. ADR	569	39,847
Century Aluminum Company *	2,555	134,521

		174,368

Application Software - 1.3%
Ado be Systems, Inc. *	1,533	66,931
Autodesk, Inc. *	6,642	331,901
Business Objects S.A. ADR*	511	22,928

		421,760

Coal & Consumable Fuels - 0.6%
Consol Energy, Inc.	1,533	71,438
International Coal Group, Inc. *	23,776	105,565

		177,003

Commodity Chemicals - 0.3%
Braskem S.A. ADR	5,109	96,202

Communications Equipment - 3.3%
Black Box Corporation	12,111	517,867
CommScope Inc. *	6,642	333,694
Telefonaktiebolaget LM Ericsson ADR *	5,474	217,865

		1,069,426

Computer Hardware - 2.7%
Hewlett-Packard Company	8,176	407,083
International Business Machines Corporation	4,087	481,449

		888,532

Computer Storage & Peripherals - 0.5%
Seagate Technology	6,496	166,168

Construction & Engineering - 5.1%
Chicago Bridge & Iron Company N.V.	9,314	401,061
KHD Humboldt Wedag International, Ltd. *	1,284	39,162
Quanta Services, Inc. * (1)	32,798	867,507
URS Corporation *	6,131	346,095

		1,653,825

Construction & Farm Machinery & Heavy Trucks - 1.4%
Caterpillar, Inc.	1,533	120,233
Cummins, Inc.	511	65,352
Lindsay Corporation	1,431	62,649
Toro Company	3,577	210,435

		458,669

Diversified Banks - 0.6%
Banco Santander Chile S.A. ADR	781	39,495
Wells Fargo & Company	4,598	163,781

		203,276

Diversified Commercial & Professional Services - 0.7%
Pike Electric Corporation *	9,510	178,407
Ritchie Bros Auctioneers, Inc.	967	62,952

		241,359

Diversified Metals & Mining - 0.6%
AMCOL International Corporation	4,110	136,000
Idaho General Mines, Inc. *	8,532	56,652

		192,652

Electric Utilities - 0.1%
Korea Electric Power Corporation ADR	1,825	42,249

Electrical Components & Equipment - 7.4%
American Superconductor Corporation *	4,087	83,702
Belden, Inc.	2,044	95,884
Cooper Industries, Ltd.	1,022	52,214
Evergreen Solar, Inc. *	2,846	25,415
General Cable Corporation *	3,577	240,088
GrafTech International, Ltd. *	8,781	156,653
Hubbell, Inc. (CI.B)	744	42,497
Powell Industries, Inc. *	6,519	247,005
Rockwell Automation, Inc.	6,642	461,685
Roper Industries, Inc.	6,627	434,069
Suntech Power Holdings Company, Ltd. ADR *	1,460	58,254
Thomas & Betts Corporation *	8,438	494,804

		2,392,270

Electronic Equipment Manufacturers - 0.5%
Agilent Technologies, Inc. *	2,044	75,383
Itron, Inc. *	511	47,559
TDK Corporation ADR	511	44,712

		167,654

Electronic Manufacturing Services - 0.4%
Flextronics International, Ltd. *	11,751	131,376

Environmental & Facilities Services - 0.1%
Waste Management, Inc.	1,022	38,570

Fertilizers & Agricultural Chemicals - 0.8%
Terra Nitrogen Company, LP	2,044	259,241

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Equity Fund - Alpha Opportunity Series
September 30, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Food Distributors - 0.2%
Andersons, Inc.	1,022	$49,076

Food Retail - 0.4%
Kroger Company	4,087	116,561

Gold - 1.0%
Newmont Mining Corporation	7,153	319,954

Independent Power Producers & Energy Traders - 0.0%
Ormat Technologies, Inc.	59	2,734

Industrial Conglomerates - 2.5%
Carlisle Companies, Inc.	4,161	202,225
General Electric Company	7,153	296,134
Teleflex, Inc.	1,715	133,633
Textron, Inc.	182	11,322
Walter Industries, Inc.	6,131	164,924

		808,238

Industrial Machinery - 6.9%
Donaldson Company, Inc.	4,445	185,623
Dover Corporation	2,664	135,731
Dynamic Materials Corporation	4,824	231,022
Hardinge, Inc.	1,022	35,596
Harsco Corporation	3,493	207,030
IDEX Corporation	3,065	111,535
Ingersoll-Rand Company, Ltd.	511	27,834
ITT Corporation	153	10,393
Kennametal, Inc.	3,540	297,289
Lincoln Electric Holdings, Inc.	2,170	168,414
Parker Hannifin Corporation	2,044	228,581
Timken Company	4,161	154,581
Valmont Industries, Inc.	5,365	455,220

		2,248,849

Integrated Oil & Gas - 0.8%
InterOil Corporation *	7,153	226,035
Sasol, Ltd. ADR	511	21,968

		248,003

Internet Software & Services - 0.7%
Vignette Corporation *	11,401	228,818

Metal & Glass Containers - 2.0%
Owens-Illinois, Inc. * (1)	15,627	647,739

Oil &Gas Equipment & Services - 4.1%
Dril-Quip, Inc. *	5,620	277,347
Grant Prideco, Inc.*	5,620	306,402
Mitcham Industries, Inc. *	4,888	94,241
Schlumberger, Ltd.	6,131	643,755

		1,321,745

Oil & Gas Exploration & Production - 2.1%
Denbury Resources, Inc. *	4,357	194,714
Forest Oil Corporation *	1,562	67,229
Harvest Natural Resources, Inc. *	14,744	176,043
Newfield Exploration Company *	1,022	49,220
PetroHawk Energy Corporation *	11,751	192,951

		680,157

Oil & Gas Refining & Marketing - 1.0%
Valero Energy Corporation	4,598	308,894

Oil & Gas Storage & Transportation - 0.9%
El Paso Corporation	14,306	242,773
Knightsbridge Tankers, Ltd.	1,448	38,951

		281,724

Pharmaceuticals - 0.1%
Dr Reddys Laboratories, Ltd. ADR	1,825	29,857

Semiconductor Equipment - 0.9%
ASM International N.V.	1,364	38,983
MEMC Electronic Materials, Inc. *	4,087	240,561

		279,544

Semiconductors - 2.3%
Intel Corporation	11,167	288,779
ON Semiconductor Corporation *	37,297	468,450

		757,229

Specialized REIT’s - 0.7%
Plum Creek Timber Company, Inc.	5,109	228,679

Specialty Chemicals - 0.4%
Cytec Industries, Inc.	2,044	139,789

Specialty Stores - 0.3%
Cabela’s, Inc. *	4,598	108,743

Steel - 1.2%
Commercial Metals Company	2,533	80,169
Haynes International, Inc. *	1,533	130,872
Metal Management, Inc.	3,478	188,508

		399,549

Wireless Telecommunication Services - 0.3%
Rogers Communications, Inc. (CI.B)	1,825	83,092
Telemig Celular Participacoes S.A. ADR	73	4,278

		87,370

TOTAL COMMON STOCK (Cost $18,436,661)		$18,542,512

The accompanying notes are an integral part of the financial statements

7

Schedule of Investments	Security Equity Fund - Alpha Opportunity Series
September 30, 2007 - continued

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 39.5%
Federal Farm Credit Discount Note
5.13% - 2007 (1)	$275,000	$274,412
Federal Home Loan Bank
4.705% - 2007 (1)	1,050,000	1,044,225
4.84% - 2007 (1)	1,050,000	1,043,306
4.93% - 2007 (1)	750,000	744,469
5.11% - 2007 (1)	950,000	946,414
5.13% - 2007 (1)	200,000	199,723
Federal Home Loan Mortgage Corporation
4.52% - 2007 (1)	650,000	644,338
4.52% - 2007 (1)	1,000,000	989,547
4.72% - 2007 (1)	500,000	500,000
5.09% - 2007 (1)	750,000	745,406
5.12% - 2007 (2)	1,175,000	1,171,894
5.14% - 2007 (1)	700,000	699,295
Federal National Mortgage Association
4.52% - 2007 (1)	1,000,000	991,040
4.53% - 2007 (1)	1,000,000	990,169
4.59% - 2007 (1)	350,000	349,643
4.72% - 2007 (1)	250,000	249,937
4.77% - 2007 (1)	225,000	224,100
5.11% - 2007 (1)	725,000	722,902
5.115% - 2007 (1)	300,000	298,613

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $12,825,566)		$12,829,433

Total Investments (Security Equity Fund - Alpha Opportunity Series)		$31,371,945
(Cost $31,262,227) - 96.7%
Other Assets in Excess of Liabilities - 3.3%		1,069,668

TOTAL NET ASSETS - 100.0%		$32,441,613

Schedule of Securities Sold Short

September 30, 2007

Security Equity Fund - Alpha Opportunity Series

	Shares	Value
COMMON STOCK - (1.0)%	(2,017)	$(179,110)
Exchange Traded Funds - (0.8)%
iShares Lehman 20+ Year Treasury
Retail HOLDRs Trust *	(807)	(80,829)

		(259,939)

Life & Health Insurance - (0.1)%
Nationwide Financial Services	(403)	(21,689)

Thrifts & Mortgage Finance - (0.1)%
Washington Mutual, Inc.	(1,210)	(42,725)

TOTAL COMMON STOCK (Proceeds $326,738)		$(324,353)

Total Securities Sold Short (Security Equity Fund - Alpha Opportunity Series) (Proceeds $326,738)		$(324,353)

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2007 was $31,357,765.

*	- Non-income producing security
1	- Security is segregated as collateral for open futures contracts.
2	- Security is segregated as collateral for short positions.

Glossary:
ADR	- American Depositary Receipt

See notes to financial statements.

The accompanying notes are an integral part of the financial statements

Security Equity Fund

Alpha Opportunity Series

Statement of Assets and Liabilities

September 30, 2007

Assets:
Investments, at value*	$31,371,945
Cash	4,085,343
Receivables:
Fund shares sold	39,911
Securities sold	5,526,687
Dividends	7,417
Prepaid expenses	13,796

Total assets	41,045,099

Liabilities:
Common stock sold short, at value**	324,353
Payable for:
Securities purchased	7,891,828
Fund shares redeemed	232,918
Variation margin	55,250
Dividends on short sales	266
Management fees	56,179
Custodian fees	2,771
Transfer agent/maintenance fees	2,444
Administration fees	4,549
Professional fees	17,390
12b-1 distribution plan fees	10,835
Directors’ fees	632
Other	4,071

Total liabilities	8,603,486

Net assets	$32,441,613

Net assets consist of:
Paid in capital	$26,303,979
Undistributed net realized gain on sale of investments	5,486,189
Net unrealized appreciation in value of investments	651,445

Net assets	$32,441,613

Class A:
Capital shares outstanding (unlimited number of shares authorized)	1,798,732
Net assets	$25,071,508
Net asset value and redemption price per share	$13.94

Maximum offering price per share (net asset value divided by 94.25%)	$14.79

Class B:
Capital shares outstanding (unlimited number of shares authorized)	235,002
Net assets	$3,154,103
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.42

Class C:
Capital shares outstanding (unlimited number of shares authorized)	314,027
Net assets	$4,216,002
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.43

* Investments, at cost	$31,262,227
** Common stock sold short, at proceeds	326,738

Statement of Operations

For the Year Ended September 30, 2007

Investment Income:
Dividends (net of foreign withholding tax of $166)	$134,761
Interest	732,597

Total investment income	867,358

Expenses:
Management fees	631,487
Transfer agent/maintenance fees	33,875
Administration fees	53,900
Custodian fees	69,711
Directors’ fees	2,160
Professional fees	18,759
Reports to shareholders	4,605
Registration fees	31,933
Other expenses	3,110
Dividends on short sales	20,518
12b-1 distribution fees - Class A	56,852
12b-1 distribution fees - Class B	48,780
12b-1 distribution fees - Class C	55,922

Total expenses	1,031,612
Less:
Earnings credits applied	(65,972)

Net expenses	965,640

Net investment loss	(98,282)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	6,298,596
Securities sold short	(375,652)
Futures	950,617

Net realized gain	6,873,561

Net unrealized appreciation (depreciation) during the year on:
Investments	445,928
Securities sold short	96,394
Futures	355,739

Net unrealized appreciation	898,061

Net realized and unrealized gain	7,771,622

Net increase in net assets resulting from operations	$7,673,340

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Statement of Changes in Net Assets	Alpha Opportunity Series

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (decrease) in net assets from operations:
Net investment loss	$(98,282)	$(212,445)
Net realized gain during the year on investments	6,873,561	2,290,275
Net unrealized appreciation (depreciation) during the year on investments	898,061	(514,291)

Net increase in net assets resulting from operations	7,673,340	1,563,539

Distributions to shareholders from:
Net realized gain
Class A	(2,136,563)	(1,193,077)
Class B	(523,991)	(346,675)
Class C	(617,311)	(438,798)

Total distributions to shareholders	(3,277,865)	(1,978,550)

Capital share transactions:
Proceeds from sale of shares
Class A	10,352,391	7,974,133
Class B	1,279,776	988,390
Class C	1,430,285	1,340,669
Distributions reinvested
Class A	2,077,296	1,170,685
Class B	522,694	343,297
Class C	556,963	380,745
Cost of shares redeemed
Class A	(11,078,834)	(2,922,942)
Class B	(4,098,624)	(512,280)
Class C	(4,012,623)	(3,871,410)

Net increase (decrease) from capital share transactions	(2,970,676)	4,891,287

Net increase in net assets	1,424,799	4,476,276

Net assets:
Beginning of year	31,016,814	26,540,538

End of year	$32,441,613	$31,016,814

Accumulated net investment loss at end of year	$—	$(103)

Capital share activity:
Shares sold
Class A	802,495	641,932
Class B	104,269	81,728
Class C	114,901	110,434
Shares reinvested
Class A	174,124	99,888
Class B	45,216	29,904
Class C	48,180	33,166
Shares redeemed
Class A	(862,512)	(239,609)
Class B	(321,701)	(42,378)
Class C	(317,535)	(318,091)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Alpha Opportunity Series

Class A	2007	2006	2005	2004	Year Ended September 30, 2003[a]
Per Share Data
Net asset value, beginning of period	$12.23	$12.37	$11.79	$10.21	$10.00

Income (loss) from investment operations:
Net investment loss[b]	(0.01)	(0.06)	(0.10)	(0.16)	(0.03)
Net gain on securities (realized and unrealized)	2.99	0.93	1.50	2.33	0.24

Total from investment operations	2.98	0.87	1.40	2.17	0.21

Less distributions:
Distributions from realized gains	(1.27)	(1.01)	(0.82)	(0.59)	—

Total distributions	(1.27)	(1.01)	(0.82)	(0.59)	—

Net asset value, end of period	$13.94	$12.23	$12.37	$11.79	$10.21

Total Return[c]	26.10%	7.39%	12.26%	21.68%	2.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,072	$20,595	$14,622	$6,556	$2,935

Ratios to average net assets:
Net investment loss	(0.08)%	(0.50)%	(0.83)%	(1.48)%	(1.35)%
Total expenses[d]	2.88%	3.20%	2.94%	3.57%	3.25%
Net expenses[e]	2.68%	3.01%	2.86%	2.78%	2.75%
Net expenses prior to custodian earning credits and net of expense waivers	2.88%	3.10%	2.86%	2.79%	2.75%
Net expenses prior to performance fee adjustment[f]	2.77%	2.82%	2.78%	2.78%	2.75%

Portfolio turnover rate	1,697%	1,302%	1,502%	1,175%	867%

Class B	2007	2006	2005	2004	Year Ended September 30, 2003[a]
Per Share Data
Net asset value, beginning of period	$11.90	$12.15	$11.68	$10.20	$10.00

Income (loss) from investment operations:
Net investment loss[b]	(0.09)	(0.15)	(0.18)	(0.25)	(0.05)
Net gain on securities (realized and unrealized)	2.88	0.91	1.47	2.32	0.25

Total from investment operations	2.79	0.76	1.29	2.07	0.20

Less distributions:
Distributions from realized gains	(1.27)	(1.01)	(0.82)	(0.59)	—

Total distributions	(1.27)	(1.01)	(0.82)	(0.59)	—

Net asset value, end of period	$13.42	$11.90	$12.15	$11.68	$10.20

Total Return[c]	25.14%	6.56%	11.39%	20.68%	2.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,154	$4,846	$4,106	$2,324	$1,731

Ratios to average net assets:
Net investment loss	(0.77)%	(1.24)%	(1.60)%	(2.25)%	(2.11)%
Total expenses[d]	3.59%	3.95%	3.69%	4.29%	4.01%
Net expenses[e]	3.39%	3.76%	3.61%	3.53%	3.50%
Net expenses prior to custodian earning credits and net of expense waivers	3.59%	3.85%	3.61%	3.53%	3.50%
Net expenses prior to performance fee adjustment[f]	3.51%	3.57%	3.53%	3.53%	3.50%

Portfolio turnover rate	1,697%	1,302%	1,502%	1,175%	867%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Alpha Opportunity Series

Class C	2007	2006	2005	2004	Year Ended September 30, 2003[a]
Per Share Data
Net asset value, beginning of period	$11.90	$12.15	$11.68	$10.20	$10.00

Income (loss) from investment operations:
Net investment loss[b]	(0.10)	(0.15)	(0.18)	(0.25)	(0.05)
Net gain on securities (realized and unrealized)	2.90	0.91	1.47	2.32	0.25

Total from investment operations	2.80	0.76	1.29	2.07	0.20

Less distributions:
Distributions from realized gains	(1.27)	(1.01)	(0.82)	(0.59)	—

Total distributions	(1.27)	(1.01)	(0.82)	(0.59)	—

Net asset value, end of period	$13.43	$11.90	$12.15	$11.68	$10.20

Total Return[c]	25.24%	6.56%	11.39%	20.68%	2.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,216	$5,576	$7,813	$3,143	$1,723

Ratios to average net assets:
Net investment loss	(0.77)%	(1.18)%	(1.58)%	(2.24)%	(2.11)%
Total expenses[d]	3.60%	3.95%	3.68%	4.30%	4.01%
Net expenses[e]	3.40%	3.75%	3.61%	3.53%	3.50%
Net expenses prior to custodian earning credits and net of expense waivers	3.60%	3.83%	3.61%	3.53%	3.50%
Net expenses prior to performance fee adjustment[f]	3.51%	3.57%	3.53%	3.53%	3.50%

Portfolio turnover rate	1,697%	1,302%	1,502%	1,175%	867%

[a]	Security Alpha Opportunity Series was initially capitalized on July 7, 2003 with a net asset value of $10 per share. Percentage amounts for the period, except total return have been annualized.
[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[f]	Net expenses prior to performance fee adjustment reflect ratios after voluntary expense waivers, reimbursements, custodian earnings credits, and before performance fees adjustments, as applicable.

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Manager’s Commentary	Equity Series
November 15, 2007	(unaudited)

Adviser, Security Global Investors

        Mark Mitchell

Senior Portfolio Manager

To Our Shareholders:

Security Equity Fund Equity Series returned 10.33%1 in the period, lagging the benchmark S&P 500 Index’s return of 16.44% and the Series’ peer group median return of 15.92%. While disappointed in relative performance in fiscal 2007, we believe that our approach will deliver good performance over a long-term investment horizon.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenants that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Health Care Stocks Top Performers

The Series’ health care holdings were up 15% compared to 9% for the index. Medco Health Solutions, Inc., was up 50%, driven by increasing mail order business and higher generic prescription penetration. Both Zimmer Holdings, up 16%, and Hospira, up 22%, contributed positive performance in the health care sector and the portfolio overall. Solid execution in each business helped drive their results.

Energy and Consumer Discretionary Disappointing

Energy sector holdings in the portfolio detracted even with an overweight in an outperforming sector due to stock selection. The sector returned 20% for the portfolio versus 43% for the S&P 500 Index. Evergreen Energy, Inc., down 51% (previously known as KFx) and BJ Services Company, down 11%, both contributed negatively to the Series performance. Evergreen Energy was hurt by concerns over the viability of the initial production results of its proprietary clean coal technology. BJ Services was impacted more generally by industry challenges in its core North American pressure pumping business.

The consumer discretionary sector in general experienced a difficult environment in fiscal 2007. The Series return was flat in the sector versus a gain of 6% for the Index. Home Depot, Inc., was the largest detractor, falling nearly 8% over the period, due to the impact of a slowing housing market. We feel confident that Home Depot still enjoys a solid competitive position and will benefit once the housing market improves.

2008 Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Oftentimes, volatility provides opportunity. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies and we are pleased with the positions we own today.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark Mitchell

Senior Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

Security Equity Fund
Performance Summary	Equity Series
September 30, 2007	(unaudited)

PERFORMANCE

Security Equity Series vs. S&P 500 Index

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1997, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 9-30-07	1 Year	5 Years	10 Years	Since Inception
A Shares	10.33%	10.50%	2.83%	—

A Shares with sales charge	3.96%	9.20%	2.23%	—

B Shares	9.33%	9.66%	2.09%	—

B Shares with CDSC	4.45%	9.38%	2.09%	—

C Shares	9.45%	9.69%	—	(0.86 (1-29-99	)% )

C Shares with CDSC	8.47%	9.69%	—	(0.86 (1-29-99	)% )

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-07

Consumer Discretionary	10.20%

Consumer Staples	8.00

Energy	12.42

Financials	27.97

Health Care	9.37

Industrials	16.35

Information Technology	11.08

Telecommunication Services	2.63

Commercial Paper	1.98

Repurchase Agreement	0.10

Liabilities in excess of other assets	(0.10)

Total net assets	100.00%

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Performance Summary	Equity Series
September 30, 2007	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 – September 30, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 04-01-07	Ending Account Value 09-30-07[1]	Expenses Paid During Period[2]
Equity Series - Class A
Actual	$1,000.00	$1,047.50	$6.88
Hypothetical	1,000.00	1,018.25	6.78

Equity Series - Class B
Actual	1,000.00	1,042.50	10.65
Hypothetical	1,000.00	1,014.56	10.50

Equity Series - Class C
Actual	1,000.00	1,043.20	10.65
Hypothetical	1,000.00	1,014.56	10.50

[1]

The actual ending account value is based on the actual total return of the Series for the period from April 1, 2007 to September 30, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2007 to September 30, 2007 was 4.75%, 4.25% and 4.32%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.34%, 2.08% and 2.08% for Class A, B and C shares, respectively), net of earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Security Equity Fund - Equity Series
September 30, 2007

	Shares	Value
COMMON STOCK - 98.0%
Aerospace & Defense - 3.3%
General Dynamics Corporation	135,800	$11,471,026

Air Freight & Logistics - 3.3%
FedEx Corporation	107,700	11,281,575

Broadcasting & Cable TV - 1.4%
CBS Corporation (CI.B)	158,100	4,980,150

Building Products - 1.8%
USG Corporation *	167,000	6,270,850

Coal & Consumable Fuels - 1.4%
Evergreen Energy, Inc. *	979,800	4,996,980

Communications Equipment - 2.5%
ADC Telecommunications, Inc. *	447,757	8,780,515

Consumer Finance - 12.7%
American Express Company	193,850	11,508,874
Capital One Financial Corporation	167,600	11,133,668
Discover Financial Services	199,000	4,139,200
First Marblehead Corporation	461,350	17,499,006

		44,280,748

Data Processing & Outsourced Services - 2.8%
Western Union Company	456,400	9,570,708

Drug Retail - 2.5%
CVS Caremark Corporation	217,600	8,623,488

Electronic Manufacturing Services - 1.0%
Tyco Electronics, Ltd.	98,575	3,492,512

Health Care Equipment - 3.3%
Covidien, Ltd.	98,575	4,090,863
Hospira, Inc. *	175,700	7,282,765

		11,373,628

Health Care Services - 2.5%
Medco Health Solutions, Inc. *	97,250	8,790,427

Home Improvement Retail - 3.9%
Home Depot, Inc.	421,700	13,679,948

Hotels, Resorts & Cruise Lines - 2.2%
Carnival Corporation	158,800	7,690,684

Hypermarkets & Super Centers - 5.5%
Costco Wholesale Corporation	122,800	7,536,236
Wal-Mart Stores, Inc.	267,000	11,654,550

		19,190,786

Industrial Conglomerates - 8.0%
General Electric Company	451,400	18,687,960
McDermott International, Inc. *	89,000	4,813,120
Tyco International, Ltd.	98,575	4,370,815

		27,871,895

Integrated Oil & Gas - 7.6%
Chevron Corporation	128,500	12,025,030
Exxon Mobil Corporation	153,700	14,226,472

		26,251,502

IT Consulting & Other Services - 0.5%
Unisys Corporation *	277,000	1,833,740

Movies & Entertainment - 2.6%
Time Warner, Inc.	498,000	9,143,280

Multi-Line Insurance - 5.3%
American International Group, Inc.	274,400	18,563,160

Oil & Gas Drilling - 1.2%
Transocean, Inc. *	36,200	4,092,410

Oil & Gas Equipment & Services - 2.3%
Baker Hughes, Inc.	30,300	2,738,211
BJ Services Company	53,900	1,431,045
Halliburton Company	95,600	3,671,040

		7,840,296

Other Diversified Financial Services - 5.3%
Citigroup, Inc.	244,600	11,415,482
JPMorgan Chase & Company	150,600	6,900,492

		18,315,974

Pharmaceuticals - 3.6%
Johnson & Johnson	189,000	12,417,300

Property & Casualty Insurance - 4.6%
Berkshire Hathaway, Inc. *	136	16,117,360

Systems Software - 4.3%
Microsoft Corporation	505,300	14,886,138

Wireless Telecommunication Services - 2.6%
Sprint Nextel Corporation	480,600	9,131,400

TOTAL COMMON STOCK (Cost $278,832,0 51)		$340,938,480

	Principal Amount	Value
COMMERCIAL PAPER - 2.0%
Banking - 0.4%
UBS Finance (DE) LLC
4.68%, 10/10/2007	1,500,000	1,498,245

Brokerage - 0.6%
JP Morgan Chase & Company
4.70%, 10/3/2007	2,000,000	1,999,478

Financial Companies - Captive - 1.0%
General Electric Capital Corporation
4.60%, 10/1/2007	1,400,000	1,400,000

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Equity Fund - Equity Series
September 30, 2007 - continued

	Principal Amount	Value
COMMERCIAL PAPER (continued)
Financial Companies - Captive (continued)
General Electric Capital Corporation (continued)
4.65%, 10/4/2007	2,000,000	$1,999,225

		3,399,225

TOTAL COMMERCIAL PAPER (Cost $6,896,948)		$6,896,948

REPURCHASE AGREEMENT - 0.1%
United Missouri Bank, 4.53%, dated 9/28/07; repurchase amount $333,126 (Collateralized by U.S. Treasury Note, 3.625%, 1/15/10 with a value of $339,930)	$333,000	$333,000

TOTAL REPURCHASE AGREEMENT (Cost $333,000)		$333,000

Total Investments (Security Equity Fund - Equity Series)		$348,168,428
(Cost $286,061,999) - 100.1%
Liabilities in Excess of Other Assets - (0.1)%		(342,680)

TOTAL NET ASSETS - 100.0%		$347,825,748

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2007 was $286,061,999.

*	- Non-income producing security

See notes to financial statements.

The accompanying notes are an integral part of the financial statements

Security Equity Fund

Equity Series

Statement of Assets & Liabilities

September 30, 2007

Assets:
Investments, at value*	$348,168,428
Cash	251
Receivables:
Fund shares sold	27,765
Dividends	207,969
Prepaid expenses	22,541

Total assets	348,426,954

Liabilities:
Payable for:
Fund shares redeemed	157,477
Management fees	212,890
Custodian fees	1,109
Transfer agent/maintenance fees	31,895
Administration fees	27,066
Professional fees	40,885
12b-1 distribution plan fees	86,356
Directors’ fees	3,927
Other	39,601

Total liabilities	601,206

Net assets	$347,825,748

Net assets consist of:
Paid in capital	$241,559,371
Undistributed net realized gain on sale of investments	44,159,948
Net unrealized appreciation in value of investments	62,106,429

Net assets	$347,825,748

Class A:
Capital shares outstanding (unlimited number of shares authorized)	47,222,052
Net assets	$322,849,641
Net asset value and redemption price per share	$6.84

Maximum offering price per share (net asset value divided by 94.25%)	$7.26

Class B:
Capital shares outstanding (unlimited number of shares authorized)	3,381,623
Net assets	$19,927,697
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$5.89

Class C:
Capital shares outstanding (unlimited number of shares authorized)	804,291
Net assets	$5,048,410
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.28

* Investments, at cost	$286,061,999

Statement of Operations

For the Year Ended September 30, 2007

Investment Income:
Dividends	$4,888,681
Interest	484,701

Total investment income	5,373,382

Expenses:
Management fees	2,970,576
Transfer agent/maintenance fees	768,683
Administration fees	376,938
Custodian fees	29,163
Directors’ fees	20,917
Professional fees	37,799
Reports to shareholders	42,998
Registration fees	41,709
Other expenses	27,983
12b-1 distribution fees - Class A	915,806
12b-1 distribution fees - Class B	240,835
12b-1 distribution fees - Class C	56,710

Total expenses	5,530,117
Less:
Earnings credits applied	(8)

Net expenses	5,530,109

Net investment loss	(156,727)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	50,914,314
Options written	693,378

Net realized gain	51,607,692

Net unrealized appreciation (depreciation) during the year on:
Investments	(11,688,583)
Options written	164,800

Net unrealized depreciation	(11,523,783)

Net realized and unrealized gain	40,083,909

Net increase in net assets resulting from operations	$39,927,182

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Statement of Changes in Net Assets	Equity Series

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (decrease) in net assets from operations:
Net investment loss	$(156,727)	$(625,371)
Net realized gain during the year on investments	51,607,692	41,580,103
Net unrealized depreciation during the year on investments	(11,523,783)	(9,213,626)

Net increase in net assets resulting from operations	39,927,182	31,741,106

Distributions to shareholders from:
Net investment income
Class A	—	(2,147,421)
Net realized gain
Class A	(36,813,817)	(11,068,277)
Class B	(2,833,129)	(1,320,160)
Class C	(617,995)	(182,232)

Total distributions to shareholders	(40,264,941)	(14,718,090)

Capital share transactions:
Proceeds from sale of shares
Class A	22,425,266	52,710,115
Class B	4,149,590	7,159,305
Class C	664,065	1,001,095
Distributions reinvested
Class A	33,789,629	12,004,929
Class B	2,766,531	1,296,700
Class C	607,148	180,424
Cost of shares redeemed
Class A	(104,634,399)	(84,851,352)
Class B	(14,318,878)	(21,542,434)
Class C	(1,927,297)	(1,287,944)

Net decrease from capital share transactions	(56,478,345)	(33,329,162)

Net decrease in net assets	(56,816,104)	(16,306,146)

Net assets:
Beginning of year	404,641,852	420,947,998

End of year	$347,825,748	$404,641,852

Accumulated net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Class A	3,287,276	8,042,578
Class B	699,825	1,205,513
Class C	105,654	160,281
Shares reinvested
Class A	5,073,518	1,816,177
Class B	479,468	221,280
Class C	98,723	29,101
Shares redeemed
Class A	(15,274,912)	(12,720,895)
Class B	(2,408,381)	(3,666,875)
Class C	(307,016)	(208,581)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Equity Series

Class A	2007	2006	2005	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$6.85	$6.58	$6.50	$5.98	$5.09

Income (loss) from investment operations:
Net investment income (loss)[a]	—	(0.01)	0.04	0.01	0.01
Net gain on securities (realized and unrealized)	0.69	0.52	0.49	0.52	0.88

Total from investment operations	0.69	0.51	0.53	0.53	0.89

Less distributions:
Dividends from net investment income	—	(0.04)	—	(0.01)	—
Distributions from realized gains	(0.70)	(0.20)	(0.45)	—	—

Total distributions	(0.70)	(0.24)	(0.45)	(0.01)	—

Net asset value, end of period	$6.84	$6.85	$6.58	$6.50	$5.98

Total Return[b]	10.33%	7.88%	8.20%	8.87%	17.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$322,850	$371,006	$375,280	$391,384	$430,161

Ratios to average net assets:
Net investment income (loss)	0.02%	(0.08)%	0.57%	0.08%	0.23%
Total expenses[c]	1.34%	1.34%	1.30%	1.28%	1.25%
Net expenses[d]	1.34%	1.34%	1.30%	1.28%	1.25%
Net expenses prior to custodian earning credits and net of expense waivers	1.34%	1.34%	1.30%	1.28%	1.25%

Portfolio turnover rate	20%	34%	32%	28%	54%

Class B	2007	2006	2005	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$6.04	$5.83	$5.85	$5.41	$4.64

Income (loss) from investment operations:
Net investment loss[a]	(0.04)	(0.05)	(0.01)	(0.04)	(0.03)
Net gain on securities (realized and unrealized)	0.59	0.46	0.44	0.48	0.80

Total from investment operations	0.55	0.41	0.43	0.44	0.77

Less distributions:
Distributions from realized gains	(0.70)	(0.20)	(0.45)	—	—

Total distributions	(0.70)	(0.20)	(0.45)	—	—

Net asset value, end of period	$5.89	$6.04	$5.83	$5.85	$5.41

Total Return[b]	9.33%	7.16%	7.35%	8.13%	16.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,928	$27,842	$39,962	$49,600	$61,733

Ratios to average net assets:
Net investment loss	(0.74)%	(0.83)%	(0.16)%	(0.67)%	(0.52)%
Total expenses[c]	2.09%	2.09%	2.05%	2.03%	2.00%
Net expenses[d]	2.09%	2.09%	2.05%	2.03%	2.00%
Net expenses prior to custodian earning credits and net of expense waivers	2.09%	2.09%	2.05%	2.03%	2.00%

Portfolio turnover rate	20%	34%	32%	28%	54%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Equity Series

Class C	2007	2006	2005	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$6.39	$6.16	$6.16	$5.69	$4.88

Income (loss) from investment operations:
Net investment loss[a]	(0.05)	(0.05)	(0.01)	(0.04)	(0.03)
Net gain on securities (realized and unrealized)	0.64	0.48	0.46	0.51	0.84

Total from investment operations	0.59	0.43	0.45	0.47	0.81

Less distributions:
Distributions from realized gains	(0.70)	(0.20)	(0.45)	—	—

Total distributions	(0.70)	(0.20)	(0.45)	—	—

Net asset value, end of period	$6.28	$6.39	$6.16	$6.16	$5.69

Total Return[b]	9.45%	7.10%	7.32%	8.26%	16.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,048	$5,794	$5,706	$6,329	$6,651

Ratios to average net assets:
Net investment loss	(0.73%)	(0.83%)	(0.18%)	(0.67%)	(0.52%)
Total expenses[c]	2.09%	2.09%	2.05%	2.03%	2.00%
Net expenses[d]	2.09%	2.09%	2.05%	2.03%	2.00%
Net expenses prior to custodian earning credits and net of expense waivers	2.09%	2.09%	2.05%	2.03%	2.00%

Portfolio turnover rate	20%	34%	32%	28%	54%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[c]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Security Equity Fund
Manager’s Commentary	Global Series
November 15, 2007	(unaudited)

Sub-adviser, Security Global Investors, LLC

To Our Shareholders:

For the October 1, 2006 through September 30, 2007 reporting period, the Security Equity Fund Global Series Class A shares underperformed its benchmark, the MSCI World Index, 20.07%1 to 21.09%. From October 1, 2006 through August 1, 2007, OppenheimerFunds, Inc. managed the Series in a sub-advised capacity. During the 10-month period, the Series returned 13.80% compared to 15.68% for the Index. Investment management now resides with Security Global Investors’ global equities team. During the final two months of the reporting period, the new management team outperformed the MSCI World Index 5.51% to 4.68%.

At the core of the new investment management team’s philosophy is the idea that excess return opportunities exist in global stock markets and can be identified and captured at the security level, regardless of country, region, or sector. Portfolio managers John Boich, Scott Klimo, and David Whittall lead Security Global Investors’ global equities team. In addition to the team’s extensive experience, other competitive advantages include the execution of in-depth fundamental research using a proprietary database that provides a unique perspective of the world, a proprietary risk management module, and a well-defined and disciplined investment process.

The most significant contribution to the underperformance of the Series was the lack of holdings of metals and mining stocks and the relative underweight in energy and utilities stocks. The Series substantial position in technology stocks hurt relative performance while the relative underweight in financials, especially U.S. based companies, helped returns.

Portfolio holdings that worked over the reporting period included Hyundai Heavy Industries Company Ltd., which benefited from a strong shipbuilding order book and rising prices, and Nintendo Company Ltd., which had a blockbuster release of its new Wii gaming platform and continued its dominance of the handheld electronic games business. Juniper Networks, Inc., one of the world’s leading network equipment providers, gained as evidence of the need to increase network capacity in telecom networks mounted. Some success was achieved in the past year with Vodafone Group plc and Porsche AG, among the long-term holdings, and Tiffany & Company, one of the more recent purchases.

There was a notable lack of success in the purchase of Getty Images, Inc., which continued to disappoint in terms of earnings growth. The same held true for Nuvelo, Inc. and AtheroGenics, Inc., two small biotechnology companies whose front line drug candidates showed no particular efficacy in treating the problems they were designed to ameliorate. Both positions were exited.

Geographically, Japan was the location of many of the poor performers. The lack of growth in the Japanese domestic economy hurt holdings of Japanese banks. A dramatic reduction in the maximum interest chargeable by finance companies in Japan through a change in regulation hurt the holding in Credit Saison Company Ltd. Regulatory changes in gaming laws affected the sales of pachinko and pachislot machines which substantially reduced Sega Sammy Holdings, Inc.’s profit and stock price.

Security Global Investors’ global equities investment professionals will manage the Series going forward as an autonomous team with an entrepreneurial culture and the singular focus on global opportunities that has characterized John Boich’s investment approach for more than 17 years.

Sincerely,

John Boich, Portfolio Manager

David Whittall, Portfolio Manager

Scott Klimo, Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares. Investment in international securities entail greater risks than investment in domestic securities.

Security Equity Fund
Performance Summary	Global Series
September 30, 2007	(unaudited)

PERFORMANCE

Security Global Series vs. Morgan Stanley Capital International World Index

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Global Series on September 30, 1997, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

Portfolio Composition by Sector as of 9-30-07

Consumer Discretionary	14.02%

Consumer Staples	10.58

Energy	11.08

Financials	16.65

Health Care	8.43

Industrials	9.85

Information Technology	8.77

Materials	6.54

Telecommunication Services	5.59

Utilities	3.06

Short Term Investments	0.68

Other assets in excess of liabilities	4.75

Total net assets	100.00%

Average Annual Returns

Periods Ended 9-30-07	1 Year	5 Years	10 Years	Since Inception
A Shares	20.07%	19.98%	10.83%	—

A Shares with sales charge	13.16%	18.56%	10.18%	—

B Shares	20.36%	19.73%	10.32%	—

B Shares with CDSC	15.36%	19.53%	10.32%	—

C Shares	19.14%	19.08%	—	10.31 (1-29-99	% )

C Shares with CDSC	18.14%	19.08%	—	10.31 (1-29-99	% )

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Performance Summary	Global Series
September 30, 2007	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 – September 30, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 04-01-07	Ending Account Value 09-30-07[1]	Expenses Paid During Period[2]
Global Series - Class A
Actual	$1,000.00	$1,099.90	$8.69
Hypothetical	1,000.00	1,016.70	8.34

Global Series - Class B
Actual	1,000.00	1,100.40	7.37
Hypothetical	1,000.00	1,017.95	7.08

Global Series - Class C
Actual	1,000.00	1,095.10	12.61
Hypothetical	1,000.00	1,012.96	12.11

[1]

The actual ending account value is based on the actual total return of the Series for the period from April 1, 2007 to September 30, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2007 to September 30, 2007 was 9.99%, 10.04% and 9.51%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.65%, 1.40% and 2.40% for Class A, B and C shares, respectively), net of any applicable fee waivers and earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Security Equity Fund - Global Series
September 30, 2007

	Shares	Value
COMMON STOCK - 94.5%
Australia - 0.9%
Incitec Pivot, Ltd.	22,324	$1,694,556

Bermuda - 2.9%
Accenture, Ltd.	70,470	2,836,417
Hiscox, Ltd.	446,017	2,555,187

		5,391,604

Canada - 2.2%
Onex Corporation	36,200	1,330,160
Research In Motion, Ltd. *	29,450	2,902,297

		4,232,457

China - 3.5%
China BlueChemical, Ltd.	4,929,000	3,259,011
China Petroleum & Chemical Corporation	2,606,000	3,255,048

		6,514,059

Finland - 1.6%
Nokia Oyj ADR	77,290	2,931,610

Germany - 1.1%
Allianz AG	8,665	2,024,614

Hong Kong - 3.3%
CLP Holdings, Ltd.	194,500	1,346,064
HongKong Electric Holdings	178,600	928,168
New World Development, Ltd.	674,700	1,866,006
Sun Hung Kai Properties, Ltd.	119,800	2,018,794

		6,159,032

Indonesia - 0.8%
Bumi Resources Tbk PT	3,750,000	1,466,286

Italy - 4.0%
Unione di Banche ltaliane SCPA	279,675	7,517,823

Japan - 12.1%
Bridgestone Corporation	89,560	1,980,433
Central Japan Railway Company	335	3,558,090
Chiba Bank, Ltd.	127,120	982,741
Meiji Dairies Corporation	228,000	1,288,225
NHK Spring Company, Ltd.	100,000	762,634
Nintendo Company, Ltd.	7,815	4,068,576
Nippon Suisan Kaisha, Ltd.	291,300	1,539,365
Nitori Company, Ltd.	40,118	1,896,494
Ricoh Company, Ltd.	45,490	962,353
SBI Holdings, Inc.	10,929	2,868,666
Showa Denko KK	747,000	2,828,930

		22,736,507

Marshall Islands - 0.5%
Diana Shipping, Inc.	36,100	1,028,850

Singapore - 4.3%
Singapore Airlines, Ltd.	359,000	4,495,052
Singapore Petroleum Company, Ltd.	389,000	1,780,680
Singapore Press Holdings, Ltd.	605,848	1,761,874

		8,037,606

Spain - 0.8%
Gestevision Telecinco S.A.	55,379	1,453,871

Sweden - 0.5%
Swedish Match AB	47,700	991,946

Switzerland - 2.0%
Swiss Reinsurance	41,566	3,702,293

United Kingdom - 9.9%
Enterprise Inns plc	174,894	2,120,198
Game Group plc	719,789	2,827,611
HSBC Holdings plc	198,532	3,676,143
Imperial Tobacco Group plc	75,893	3,479,820
Kelda Group plc	55,100	971,789
Rio Tinto plc ADR	13,000	4,464,200
United Utilities plc	74,395	1,065,504

		18,605,265

United States - 44.1%
Alberto-Culver Company	74,200	1,839,418
Altria Group, Inc.	108,400	7,537,052
Amgen, Inc. *	21,200	1,199,284
Anadarko Petroleum Corporation	106,500	5,724,375
AT&T, Inc.	113,300	4,793,723
Cadence Design Systems, Inc. *	128,100	2,842,539
Charles River Laboratories International, Inc. *	25,500	1,431,825
Citizens Communications Company	253,800	3,634,416
Comcast Corporation *	72,312	1,748,504
Coventry Health Care, Inc. *	23,900	1,486,819
DRS Technologies, Inc.	17,400	959,088
EMCOR Group, Inc. *	8,483	266,027
Estee Lauder Companies, Inc.	22,200	942,612
Express Scripts, Inc. *	27,600	1,540,632
Genworth Financial, Inc.	43,700	1,342,901
Gilead Sciences, Inc. *	23,380	955,540
Gymboree Corporation *	23,370	823,559
HCC Insurance Holdings, Inc.	45,200	1,294,528
Hewlett-Packard Company	79,200	3,943,368
Humana, Inc. *	19,100	1,334,708
Idearc, Inc.	26,830	844,340
Integrys Energy Group, Inc.	17,800	911,894
Invitrogen Corporation *	17,400	1,422,102
Lockheed Martin Corporation	48,620	5,274,784
Longs Drug Stores Corporation	17,100	849,357
Marvel Entertainment, Inc. *	109,100	2,557,304
Merck & Company, Inc.	25,000	1,292,250
News Corporation	155,000	3,408,450
OSI Pharmaceuticals, Inc. *	33,600	1,142,064

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Equity Fund - Global Series
September 30, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
United States (continued)
Overseas Shipholding Group, Inc.	53,000	$4,071,990
Pepco Holdings, Inc.	49,520	1,341,002
Tesoro Corporation	53,000	2,439,060
Unisource Energy Corporation	40,500	1,210,545
UST, Inc.	27,010	1,339,696
Wabtec Corporation	76,600	2,869,436
WellCare Health Plans, Inc. *	37,700	3,974,711
Whiting Petroleum Corporation *	45,200	2,009,140

		82,599,043

TOTAL COMMON STOCK (Cost $168,221,941)		$177,087,422

	Principal Amount	Value
SHORT TERM INVESTMENTS - 0.7%
SSGA Prime Money Market	$1,277,356	$1,277,356

TOTAL SHORT TERM INVESTMENTS (Cost $1,277,356)		$1,277,356

Total Investments (Security Equity Fund - Global Series)		$178,364,778
(Cost $169,499,297) - 95.2%
Other Assets in Excess of Liabilities - 4.8%		8,901,580

TOTAL NET ASSETS - 100.0%		$187,266,358

INVESTMENT CONCENTRATION

At September 30, 2007, the investment diversification of the fund was as follows:

Industry	% of Net Assets	Value
Tobacco	7.0%	$13,348,514
Diversified Banks	6.0	11,193,966
Integrated Telecommunication Services	4.5	8,428,139
Oil & Gas Exploration & Production	4.1	7,733,515
Managed Health Care	3.6	6,796,238
Aerospace & Defense	3.3	6,233,872
Movies & Entertainment	3.2	5,965,754
Communications Equipment	3.1	5,833,907
Fertilizers & Agricultural Chemicals	2.7	4,953,567
Electric Utilities	2.6	4,825,779
Multi-Line Insurance	2.5	4,662,042
Airlines	2.4	4,495,052
Diversified Metals & Mining	2.4	4,464,200
Oil & Gas Refining & Marketing	2.3	4,219,740
Oil & Gas Storage & Transportation	2.2	4,071,990
Home Entertainment Software	2.2	4,068,576
Computer Hardware	2.1	3,943,368
Real Estate Management & Development	2.1	3,884,800
Reinsurance	2.0	3,702,293
Railroads	1.9	3,558,090
Biotechnology	1.7	3,296,888
Integrated Oil & Gas	1.7	3,255,048
Broadcasting & Cable TV	1.7	3,202,375
Construction & Farm Machinery & Heavy Trucks	1.5	2,869,436
Asset Management & Custody Banks	1.5	2,868,666
Life Sciences Tools & Services	1.6	2,853,927
Application Software	1.5	2,842,539
IT Consulting & Other Services	1.5	2,836,418
Diversified Chemicals	1.5	2,828,930
Computer & Electronics Retail	1.5	2,827,611
Packaged Foods & Meats	1.5	2,827,590
Personal Products	1.5	2,782,030
Publishing	1.4	2,606,214
Property & Casualty Insurance	1.4	2,555,187
Restaurants	1.1	2,120,198
Tires & Rubber	1.1	1,980,433
Multi-Utilities	1.1	1,977,398
Homefurnishing Retail	1.0	1,896,494
Health Care Services	0.8	1,540,632
Coal & Consumable Fuels	0.8	1,466,286
Multi-Sector Holdings	0.7	1,330,160
Pharmaceuticals	0.7	1,292,250
Money Markets	0.7	1,277,356
Marine	0.5	1,028,850
Regional Banks	0.5	982,741
Water Utilities	0.5	971,789
Office Electronics	0.5	962,353
Drug Retail	0.5	849,357
Apparel Retail	0.4	823,559
Auto Parts & Equipment	0.4	762,634
Construction & Engineering	0.2	266,027

Total Investments	95.2	178,364,778
Other Assets and Liabilities, Net	4.8	8,901,580

Net Assets	100%	$187,266,358

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2007 was $169,669,138.

*	- Non-income producing security

Glossary:
ADR	- American Depositary Receipt
plc	- Public Limited Company

See notes to financial statements.

The accompanying notes are an integral part of the financial statements

Security Equity Fund

Global Series

Statement of Assets and Liabilities

September 30, 2007

Assets:
Investments, at value*	$178,364,778
Cash	5,787,408
Cash denominated in a foreign currency, at value**	222,652
Receivables:
Fund shares sold	151,922
Securities sold	3,081,725
Interest	5,958
Dividends	330,797
Foreign taxes recoverable	38,396
Prepaid expenses	23,984

Total assets	188,007,620

Liabilities:
Payable for:
Securities purchased	266,211
Fund shares redeemed	186,471
Management fees	149,458
Custodian fees	21,597
Transfer agent/maintenance fees	14,221
Administration fees	24,819
Professional fees	23,450
12b-1 distribution plan fees	38,874
Directors’ fees	1,785
Other	14,376

Total liabilities	741,262

Net assets	$187,266,358

Net assets consist of:
Paid in capital	$122,702,912
Accumulated net investment loss	(282,912)
Undistributed net realized gain on sale of investments and foreign currency transactions	55,973,944
Net unrealized appreciation in value of investments and translation of assets and liabilities in foreign currencies	8,872,414

Net assets	$187,266,358

Class A:
Capital shares outstanding (unlimited number of shares authorized)	7,017,299
Net assets	$145,158,071
Net asset value and redemption price per share	$20.69

Maximum offering price per share (net asset value divided by 94.25%)	$21.95

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,563,936
Net assets	$29,659,152
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$18.96

Class C:
Capital shares outstanding (unlimited number of shares authorized)	655,104
Net assets	$12,449,135
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$19.00

* Investments, at cost	$169,499,297
** Cash denominated in a foreign currency, at cost	220,161

Statement of Operations

For the Year Ended September 30, 2007

Investment Income:
Dividends (net of foreign withholding tax of $247,839)	$3,509,970
Interest	72,392

Total investment income	3,582,362

Expenses:
Management fees	1,823,568
Transfer agent/maintenance fees	303,171
Administration fees	286,573
Custodian fees	89,315
Directors’ fees	10,396
Professional fees	31,495
Reports to shareholders	22,063
Registration fees	42,206
Other expenses	11,852
12b-1 distribution fees - Class A	353,099
12b-1 distribution fees - Class C	118,613

Total expenses	3,092,351
Less:
Earnings credits applied	(4,166)

Net expenses	3,088,185

Net investment income	494,177

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	60,577,904
Foreign currency transactions	(291,626)

Net realized gain	60,286,278

Net unrealized appreciation (depreciation) during the year on:
Investments	(28,631,027)
Translation of assets and liabilities in foreign currencies	7,990

Net unrealized depreciation	(28,623,037)

Net realized and unrealized gain	31,663,241

Net increase in net assets resulting from operations	$32,157,418

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Statement of Changes in Net Assets	Global Series

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$494,177	$(254,402)
Net realized gain during the year on investments and foreign currency transactions	60,286,278	21,748,719
Net unrealized depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(28,623,037)	(2,331,105)

Net increase in net assets resulting from operations	32,157,418	19,163,212

Distributions to shareholders from:
Net realized gain
Class A	(17,339,157)	—
Class B	(3,994,738)	—
Class C	(1,528,583)	—

Total distributions to shareholders .	(22,862,478)	—

Capital share transactions:
Proceeds from sale of shares
Class A	48,735,358	38,473,976
Class B	5,700,956	4,863,534
Class C	2,621,539	2,579,360
Distributions reinvested
Class A	17,194,918	—
Class B	3,949,911	—
Class C	1,493,247	—
Cost of shares redeemed
Class A	(47,413,380)	(62,028,224)
Class B	(8,829,233)	(9,756,709)
Class C	(2,513,425)	(2,073,631)

Net increase (decrease) from capital share transactions	20,939,891	(27,941,694)

Net increase (decrease) in net assets	30,234,831	(8,778,482)

Net assets:
Beginning of year	157,031,527	165,810,009

End of year	$187,266,358	$157,031,527

Accumulated net investment loss at end of year	$(282,912)	$(4,979,244)

Capital share activity:
Shares sold
Class A	2,436,280	2,071,616
Class B	311,989	283,447
Class C	144,145	146,502
Shares reinvested
Class A	922,474	—
Class B	231,666	—
Class C	86,716	—
Shares redeemed
Class A	(2,406,454)	(3,331,473)
Class B	(492,573)	(569,781)
Class C	(139,656)	(119,789)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Global Series

					Year Ended September 30,
Class A	2007[a]	2006	2005	2004[b]	2003
Per Share Data
Net asset value, beginning of period	$19.65	$17.47	$13.93	$11.68	$9.49

Income (loss) from investment operations:
Net investment income (loss)[c]	0.06	(0.03)	(0.02)	(0.03)	(0.03)
Net gain on securities (realized and unrealized)	3.60	2.21	3.56	2.28	2.22

Total from investment operations	3.66	2.18	3.54	2.25	2.19

Less distributions:
Distributions from realized gains	(2.62)	—	—	—	—

Total distributions	(2.62)	—	—	—	—

Net asset value, end of period	$20.69	$19.65	$17.47	$13.93	$11.68

Total Return[d]	20.07%	12.48%	25.41%	19.26%	23.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,158	$119,176	$127,970	$98,450	$42,711

Ratios to average net assets:
Net investment income (loss)	0.29%	(0.17)%	(0.14)%	(0.20)%	(0.26)%
Total expenses[e]	1.69%	1.75%	1.73%	1.79%	2.00%
Net expenses[f]	1.69%	1.75%	1.73%	1.79%	2.00%
Net expenses prior to custodian earning credits and net of expense waivers	1.69%	1.75%	1.73%	1.79%	2.00%

Portfolio turnover rate	162%	28%	31%	25%	62%

					Year Ended September 30,
Class B	2007[a,g]	2006[g]	2005[g]	2004[b]	2003
Per Share Data
Net asset value, beginning of period	$18.17	$16.12	$12.93	$10.93	$8.89

Income (loss) from investment operations:
Net investment income (loss)[c]	0.09	0.02	(0.12)	(0.13)	(0.04)
Net gain on securities (realized and unrealized)	3.32	2.03	3.31	2.13	2.08

Total from investment operations	3.41	2.05	3.19	2.00	2.04

Less distributions:
Distributions from realized gains	(2.62)	—	—	—	—

Total distributions	(2.62)	—	—	—	—

Net asset value, end of period	$18.96	$18.17	$16.12	$12.93	$10.93

Total Return[d]	20.36%	12.72%	24.67%	18.30%	22.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,659	$27,494	$28,999	$28,360	$16,461

Ratios to average net assets:
Net investment income (loss)	0.50%	0.11%	(0.80)%	(1.00)%	(0.42)%
Total expenses[e]	1.44%	1.50%	2.38%	2.54%	2.18%
Net expenses[f]	1.44%	1.50%	2.38%	2.54%	2.18%
Net expenses prior to custodian earning credits and net of expense waivers	1.44%	1.50%	2.38%	2.54%	2.18%

Portfolio turnover rate	162%	28%	31%	25%	62%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Global Series

					Year Ended September 30,
Class C	2007[a]	2006	2005	2004[b]	2003
Per Share Data
Net asset value, beginning of period	$18.37	$16.46	$13.22	$11.17	$9.14
Income (loss) from investment operations:
Net investment loss[c]	(0.09)	(0.15)	(0.13)	(0.13)	(0.09)
Net gain on securities (realized and unrealized)	3.34	2.06	3.37	2.18	2.12

Total from investment operations	3.25	1.91	3.24	2.05	2.03

Less distributions:
Distributions from realized gains	(2.62)	—	—	—	—

Total distributions	(2.62)	—	—	—	—

Net asset value, end of period	$19.00	$18.37	$16.46	$13.22	$11.17

Total Return[d]	19.14%	11.60%	24.51%	18.35%	22.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,449	$10,361	$8,841	$7,557	$5,326

Ratios to average net assets:
Net investment loss	(0.48)%	(0.87)%	(0.90)%	(1.02)%	(0.96)%
Total expenses[e]	2.44%	2.51%	2.48%	2.54%	2.77%
Net expenses[f]	2.44%	2.50%	2.48%	2.54%	2.77%
Net expenses prior to custodian earning credits and net of expense waivers	2.44%	2.51%	2.48%	2.54%	2.77%

Portfolio turnover rate	162%	28%	31%	25%	62%

[a]

Security Global Investors, LLC (SGI) became the sub-advisor of the Global Series effective August 1, 2007. Prior to August 1, 2007, Security Investors (SI) paid Oppenheimer Funds for sub-advisory services.

[b]

The financial highlights for the Global Series exclude the historical financial highlights of the International Series Class A, B and C shares. The assets of the International Series were acquired by the Global Series on October 3, 2003.

[c]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[d]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[e]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[f]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[g]

Effective August 25, 2005, Class B shares ceased charging 12b-1 fees in accordance with the NASD sales cap regulations. Per share information reflects this change. This fee may be reinstated at any time.

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Manager’s Commentary	Mid Cap Value Series
November 15, 2007	(unaudited)

Adviser, Security Global Investors

        James P. Schier

Senior Portfolio Manager

To Our Shareholders:

For the year ended September 30, 2007, the Security Equity Fund Mid Cap Value Series gained 12.96%1. This exceeded the 8.79% return of the Series’ benchmark, the Russell 2500 Value Index, but trailed the 15.19% median return of the peer group.

Our approach with the Mid Cap Value Series is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long-term improvements in profitability.

The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Industrials and Energy Were Positive Contributors

Superior stock selection and a significant overweight in the industrials sector accounted for more than half of the portfolio’s outperformance of the benchmark. The Series’ performance in the industrials sector was up 55% during the period.

Leading the portfolio’s holdings in the sector were the top three stocks with the greatest absolute impact in the Series. McDermott International, Inc., gained 159% during the 12 months ended September 30, 2007, while Shaw Group, Inc., contributed 146% and Quanta Services, Inc., 57%. All of these companies provide energy, engineering, and construction services to the energy and power industries.

Management’s conviction in the leading companies and the industrials sector led to an average weight in the portfolio of nearly 21% compared to just 11% for the Index.

While stock selection did not perform as expected, the large overweight positioning in the energy sector, 19% in the Series to 4% for the benchmark, was a positive contributor for the Series. Williams Companies, Inc., was the most notable energy name in the portfolio, but Murphy Oil Corporation and Helmerich & Payne, Inc., were also in the top 10 with returns of 49% and 43%, respectively.

Materials and Utilities Disappoint

The Series’ stock selection in the materials sector weighed on portfolio performance. The Series had a weighting of approximately half of the index at the same time that the benchmark returns for the sector outperformed the portfolio’s return by 35% to 2%. Materials sector holdings that had a negative affect on the portfolio included Bemis Company, Inc., and Sonoco Products Company. Unlike most stocks in the sector, higher prices of input costs such as paper and petrochemicals, impact packaging stocks. Packaging stocks had difficulty passing along the rapid inflation of the inputs. On an absolute basis, Bemis and Sonoco each declined less than 10%.

A similar situation was the cause of portfolio underperformance in the utilities sector. While the portfolio was slightly underweight the index in the sector, 8% to 10%, stocks in the portfolio underperformed those in the benchmark, 3% to 14%. Dragging down returns in the utilities sector were Great Plains Energy, Inc., and TECO Energy, Inc.

Outlook for 2008

We continue to be surprised by the strength of the markets and maintain our cautious stance for U.S. equities in general. Despite the higher levels of short-

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

Security Equity Fund
Manager’s Commentary	Mid Cap Value Series
November 15, 2007	(unaudited)

term interest rates earlier in the year, high energy costs, a tentative consumer, housing related debt uncertainty, and an increasingly unpredictable geopolitical environment, the broad market averages have continued to advance in 2007.

The current environment suggests that there is more risk than the financial markets want to reflect. Regardless of the economic outlook, the sectors that contain the most opportunity still exist in the energy and industrial sectors. However, given the sizeable advances in many of these holdings in the portfolio, the series has been reducing its exposure while still being over weight. Outside of these sectors, the Series has deployed most new money in the utilities and staples sectors and in the slightly larger companies in the mid-cap spectrum.

On behalf of Security Global Investors, I would like to thank you for trusting your funds with us. We are excited to see what opportunities will be available in the future. As always, we continue to do our best to seek the potential available in small and mid capitalization companies.

Sincerely,

James P. Schier

Senior Portfolio Manager

33

Security Equity Fund
Performance Summary	Mid Cap Value Series
September 30, 2007	(unaudited)

PERFORMANCE

Security Mid Cap Value Series vs. Russell 2500 Value Index

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of Mid Cap Value Series on September 30, 1997, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Average Annual Returns

Periods Ended 9-30-07	1 Year	5 Years	10 Years	Since Inception
A Shares	12.96%	23.95%	16.43%	—

A Shares with sales charge	6.48%	22.49%	15.74%	—

B Shares	12.10%	23.03%	15.58%	—

B Shares with CDSC	7.10%	22.85%	15.58%	—

C Shares	12.13%	23.03%	—	16.20%
				(1-29-99)

C Shares with CDSC	11.13%	23.03%	—	16.20%
				(1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-07

Consumer Discretionary	6.10%

Consumer Staples	9.07

Energy	17.98

Financials	16.75

Health Care	0.60

Industrials	14.98

Information Technology	13.86

Materials	3.86

Utilities	10.16

Exchange Traded Funds	3.20

Commercial Paper	2.59

Warrants	0.14

U.S. Government Sponsored Agencies	1.44

Repurchase Agreement	0.05

Liabilities in excess of other assets	(0.78)

Total net assets	100.00%

The accompanying notes are an integral part of the financial statements

34

Security Equity Fund
Performance Summary	Mid Cap Value Series
September 30, 2007	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 – September 30, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 04-01-07	Ending Account Value 09-30-07[1]	Expenses Paid During Period[2]
Mid Cap Value
Series - Class A
Actual	$1,000.00	$1,028.00	$6.66
Hypothetical	1,000.00	1,018.40	6.63

Mid Cap Value
Series - Class B
Actual	1,000.00	1,023.90	10.40
Hypothetical	1,000.00	1,014.71	10.35

Mid Cap Value
Series - Class C
Actual	1,000.00	1,024.00	10.40
Hypothetical	1,000.00	1,014.71	10.35

[1]

The actual ending account value is based on the actual total return of the Series for the period from April 1, 2007 to September 30, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2007 to September 30, 2007 was 2.80%, 2.39% and 2.40%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.31%, 2.05% and 2.05% for Class A, B and C shares, respectively), net of earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Security Equity Fund - Mid Cap Value Series
September 30, 2007

	Shares	Value
COMMON STOCK - 95.1%
Aerospace & Defense - 1.7%
Orbital Sciences Corporation *	762,000	$16,946,880

Agricultural Products - 0.6%
Corn Products International, Inc. (1)	124,000	5,687,880

Apparel Retail - 2.4%
Collective Brands, Inc. *	567,300	12,514,638
Stein Mart, Inc.	570,000	4,337,700
Talbots, Inc.	359,300	6,467,400

		23,319,738

Apparel, Accessories & Luxury Goods - 0.8%
Oxford Industries, Inc.	215,000	7,765,800

Application Software - 1.5%
EPIQ Systems, Inc. *	588,250	11,070,865
PLATO Learning, Inc. * (2)	895,000	3,383,100

		14,453,965

Auto Parts & Equipment - 0.3%
HydroGen Corporation * (2)(3)	840,300	2,520,900

Building Products - 0.3%
Trex Company, Inc. *	250,000	2,780,000

Coal & Consumable Fuels - 6.9%
Arch Coal, Inc.	620,000	20,918,800
Consol Energy, Inc.	298,700	13,919,420
Evergreen Energy, Inc. *	3,106,000	15,840,600
USEC, Inc. * (1)	1,580,000	16,195,000

		66,873,820

Communications Equipment - 2.6%
EFJ, Inc. * (2)	870,000	5,046,000
MasTec, Inc. *	1,100,000	15,477,000
MRV Communications, Inc. *	227,600	564,448
Symmetricom, Inc. *	960,000	4,512,000

		25,599,448

Computer Storage & Peripherals - 0.2%
STEC, Inc. *	307,300	2,344,699

Construction & Engineering - 5.6%
Insituform Technologies, Inc. *	423,600	6,451,428
Quanta Services, Inc. *	1,225,000	32,401,250
Shaw Group, Inc. * (1)	267,900	15,564,990

		54,417,668

Consumer Finance - 2.2%
First Marblehead Corporation	570,000	21,620,100

Data Processing & Outsourced Services - 5.5%
Affiliated Computer Services, Inc. *	495,000	24,868,800
Computer Sciences Corporation *	516,300	28,861,170

		53,729,970

Diversified Commercial & Professional Services - 3.6%
FTI Consulting, Inc. *	432,400	21,754,044
Navigant Consulting, Inc. *	1,020,000	12,913,200

		34,667,244

Drug Retail - 1.3%
Longs Drug Stores Corporation	258,400	12,834,728

Electric Utilities - 7.1%
Allete, Inc.	180,600	8,083,656
Empire District Electric Company	96,600	2,182,194
Great Plains Energy, Inc.	1,610,000	46,384,100
Northeast Utilities	250,500	7,156,785
Westar Energy, Inc.	200,000	4,912,000

		68,718,735

Electrical Components & Equipment - 1.4%
Lime Energy Company *	65,750	107,173
Power-One, Inc. *	2,648,800	13,508,880

		13,616,053

Electronic Manufacturing Services - 1.6%
Maxwell Technologies, Inc. *	789,400	9,180,722
Merix Corporation * (3)	1,049,250	5,938,755

		15,119,477

Exchange Traded Funds - 3.2%
iShares Russell 2000 Value Index Fund	202,000	15,493,400
iShares S&P MidCap 400	185,000	15,551,100

		31,044,500

Gas Utilities - 1.0%
Atmos Energy Corporation	335,000	9,487,200

Health Care Facilities - 0.6%
Community Health Systems, Inc. *	185,000	5,816,400

Highways & Railtracks - 1.0%
Quixote Corporation (2)(3)	479,100	9,486,180

Home Furnishings - 1.5%
Leggett & Platt, Inc.	737,800	14,136,248

Industrial Conglomerates - 1.3%
McDermott International, Inc. * (1)	232,000	12,546,560

Integrated Oil & Gas - 2.0%
Murphy Oil Corporation	279,000	19,499,310

Life & Health Insurance - 0.6%
KMG America Corporation *	905,400	5,359,968

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Equity fund - Mid Cap Value Series
September 30, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Mortgage REIT’s - 2.8%
Bimini Capital Management, Inc. (3)	1,474,400	$1,946,208
Luminent Mortgage Capital, Inc.	750,000	1,252,500
MFA Mortgage Investments, Inc.	1,200,000	9,624,000
Redwood Trust, Inc.	440,000	14,616,800

		27,439,508

Multi-Line Insurance - 1.1%
American Financial Group, Inc.	382,500	10,897,425

Multi-Utilities - 2.1%
SCANA Corporation	400,000	15,496,000
TECO Energy, Inc.	300,000	4,929,000

		20,425,000

Oil & Gas Drilling - 2.4%
Helmerich & Payne, Inc.	709,100	23,279,753

Oil & Gas Equipment & Services - 1.4%
Key Energy Services, Inc. *	780,000	13,252,200

Oil & Gas Exploration & Production - 2.1%
Edge Petroleum Corporation *	39,900	512,316
Gulfport Energy Corporation *	329,900	7,805,434
Newfield Exploration Company *	260,000	12,521,600

		20,839,350

Oil & Gas Refining & Marketing - 0.4%
Nova Biosource Fuels, Inc. *	1,354,900	3,807,269

Oil & Gas Storage & Transportation - 1.5%
Williams Companies, Inc. (1)	433,000	14,747,980

Packaged Foods & Meats - 5.1%
Hormel Foods Corporation	502,300	17,972,294
JM Smucker Company	305,000	16,293,100
Smithfield Foods, Inc. *	480,000	15,120,000

		49,385,394

Paper Packaging - 2.8%
Bemis Company, Inc.	510,000	14,846,100
Sonoco Products Company	410,000	12,373,800

		27,219,900

Personal Products - 2.1%
Playtex Products, Inc. * (1)	1,102,700	20,157,356

Property & Casualty Insurance - 4.5%
Alleghany Corporation *	28,196	11,447,519
Employers Holdings, Inc.	271,100	5,587,371
Hanover Insurance Group, Inc.	212,000	9,368,280
North Pointe Holdings Corporation * (2)(3)	525,000	5,706,750
United America Indemnity, Ltd. *	154,500	3,323,295
W.R. Berkley Corporation	282,500	8,370,475

		43,803,690

Regional Banks - 5.0%
Commerce Bancshares, Inc.	340,000	15,602,600
Whitney Holding Corporation	580,000	15,300,400
Wilmington Trust Corporation	462,000	17,971,800

		48,874,800

Semiconductor Equipment - 0.7%
Ultratech, Inc. *	476,200	6,600,132

Semiconductors - 1.7%
Applied Micro Circuits Corporation *	850,000	2,686,000
IXYS Corporation * (2)	1,335,400	13,928,222

		16,614,222

Specialized Consumer Services - 1.0%
Regis Corporation	309,200	9,866,572

Specialty Chemicals - 0.9%
Minerals Technologies, Inc.	134,100	8,984,700

Specialty Stores - 0.2%
Sally Beauty Holdings, Inc. *	180,000	1,521,000

Thrifts & Mortgage Finance - 0.5%
Clayton Holdings, Inc. *	569,100	4,558,491

TOTAL COMMON STOCK (Cost $808,869,252)		$922,668,213

PREFERRED STOCK - 0.2%
Diversified Metals & Mining - 0.1%
Arch Coal, Inc.	4,600	753,825

Environmental & Facilities Services - 0.1%
ThermoEnergy Corporation PIPE * (2)(3)(4)(5)	1,745,000	898,675

Metal & Glass Containers - 0.0%
Owens-Illinois, Inc.	11,000	495,000

TOTAL PREFERRED STOCK (Cost $2,281,297)		$2,147,500

WARRANTS - 0.1%
Warrants - 0.1%
Lime Energy Company
$1.00, 3/19/2009	29,517	28,772
Nova Biosource Fuels, Inc.
$2.40, 7/5/2011	677,450	1,141,442
ThermoEnergy Corporation
$0.75, 7/14/2008 (2)(3)(4)	1,745,000	171,359

		1,341,573

TOTAL WARRANTS (Cost $1,561,837)		$1,341,573

	Principal Amount	Value
CONVERTIBLE BOND - 1.3%
Natural Gas - 0.4%
Hanover Compressor Company
4.75%, 2008	$4,000,000	3,950,000

The accompanying notes are an integral part of the financial statements

37

Schedule of Investments	Security Equity Fund - Mid Cap Value Series
September 30, 2007 - continued

	Principal Amount	Value
CONVERTIBLE BOND (continued)
Petroleum - 0.9%
USEC, Inc.
3.00%, 2014	$7,600,000	$8,284,000

TOTAL CONVERTIBLE BOND (Cost $11,578,401)		$12,234,000

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 1.4%
Federal Home Loan Bank
4.428% - 2007	1,000,000	999,472
4.55% - 2007	1,000,000	999,747
4.55% - 2007	2,000,000	1,997,978
4.70% - 2007	2,000,000	1,999,739
Federal Home Loan Mortgage Corporation
4.72% - 2007	3,500,000	3,500,000
4.73% - 2007	1,625,000	1,624,359
Federal National Mortgage Association
4.72% - 2007	2,900,000	2,899,240

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $14,020,535)		$14,020,535

COMMERCIAL PAPER - 2.6%
Banking - 0.4%
Bank of America
4.80%, 10/9/2007	1,340,000	1,338,571
UBS Finance (DE) LLC
4.90%, 10/15/2007	2,600,000	2,595,045

		3,933,616

Brokerage - 0.2%
JP Morgan Chase & Company
4.65%, 10/12/2007	2,000,000	1,997,158

Consumer Products - 0.4%
Procter & Gamble International Funding
4.77%, 10/17/2007	4,000,000	3,991,520

Electric - 0.8%
Florida Power & Light Company
4.77%, 10/11/2007	3,100,000	3,095,893
Southern Company
4.80%, 10/19/2007	3,800,000	3,790,880
4.80%, 10/22/2007	1,000,000	997,200

		7,883,973

Financial Companies - Captive - 0.5%
General Electric Capital Corporation
4.76%, 10/16/2007	4,300,000	4,291,472

Non U.S. Banking - 0.3%
Danske Corporation
5.00%, 10/12/2007	1,500,000	1,497,708
Westpac Banking Corporation
5.00%, 10/15/2007	1,500,000	1,497,083

		2,994,791

TOTAL COMMERCIAL PAPER (Cost $25,092,530)		$25,092,530

REPURCHASE AGREEMENT - 0.1%
United Missouri Bank, 4.53%, dated 9/28/07, matures 10/01/07; repurchase amount $454,171 (Collateralized by U.S. Treasury Note, 3.625%, 1/15/10 with a value of $463,904)	$454,000	$454,000

TOTAL REPURCHASE AGREEMENT (Cost $454,000)		$454,000

Total Investments (Security Equity Fund - Mid Cap Value Series)		$977,958,351
(Cost $863,857,852) - 100.8%
Liabilities in Excess of Other Assets - (0.8)%		(7,549,501)

TOTAL NET ASSETS - 100.0%		$970,408,850

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2007 was $863,857,852.

*	- Non-income producing security
1	- Security is segregated as collateral for open written option contracts.
2	- Security is deemed illiquid. See Note 8 in notes to financial statements.
3	- Investment in an affiliated issuer. See Note 10 in notes to financial statements.
4	- Security is restricted from resale. See Note 6 in notes to financial statements.
5

-   PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements

38

Security Equity Fund

Mid Cap Value Series

Statement of Assets and Liabilities

September 30, 2007

Assets:
Investments in unaffiliated issues, at value*	$951,289,524
Investments in affiliated issues, at value**	26,668,827

Total investments	977,958,351
Cash	98
Receivables:
Fund shares sold	2,220,552
Securities sold	1,559,552
Interest	10,252
Dividends	998,179
Prepaid expenses	43,115

Total assets	982,790,099

Liabilities:
Payable for:
Fund shares redeemed	3,557,409
Written options, at value (premiums received, $2,685,538)	7,536,185
Management fees	636,765
Custodian fees	1,770
Transfer agent/maintenance fees	73,961
Administration fees	76,200
Professional fees	72,545
12b-1 distribution plan fees	372,433
Directors’ fees	11,000
Other	42,981

Total liabilities	12,381,249

Net assets	$970,408,850

Net assets consist of:
Paid in capital	$709,427,458
Undistributed net investment income	231,432
Undistributed net realized gain on sale of investments	151,500,108
Net unrealized appreciation in value of investments	109,249,852

Net assets	$970,408,850

Class A:
Capital shares outstanding (unlimited number of shares authorized)	16,856,046
Net assets	$687,484,443
Net asset value and redemption price per share	$40.79

Maximum offering price per share (net asset value divided by 94.25%)	$43.28

Class B:
Capital shares outstanding (unlimited number of shares authorized)	2,887,111
Net assets	$106,178,655
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$36.78

Class C:
Capital shares outstanding (unlimited number of shares authorized)	4,708,468
Net assets	$176,745,752
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$37.54

* Investments in unaffiliated issues, at cost	$814,405,010
** Investments in affiliated issues, at cost	49,452,842

Total cost	863,857,852

Statement of Operations

For the Year Ended September 30, 2007

Investment Income:
Dividends from securities of unaffiliated issuers	$14,668,003
Dividends from securities of affiliated issuers	136,562
Interest	3,968,052

Total investment income	18,772,617

Expenses:
Management fees	7,741,531
Transfer agent/maintenance fees	1,269,715
Administration fees	921,724
Custodian fees	45,034
Directors’ fees	56,441
Professional fees	112,490
Reports to shareholders	81,246
Registration fees	87,316
Other expenses	55,841
12b-1 distribution fees - Class A	1,693,092
12b-1 distribution fees - Class B	1,131,075
12b-1 distribution fees - Class C	1,751,934

Total expenses	14,947,439
Less:
Earnings credits applied	(246)

Net expenses	14,947,193

Net investment income	3,825,424

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investment transactions of unaffiliated issuers	152,545,556
Investment transactions of affiliated issuers	933,667
Options written	1,340,418

Net realized gain	154,819,641

Net unrealized appreciation (depreciation) during the year on:
Investments	(43,462,348)
Options written	(4,097,592)

Net unrealized depreciation	(47,559,940)

Net realized and unrealized gain	107,259,701

Net increase in net assets resulting from operations	$111,085,125

The accompanying notes are an integral part of the financial statements

39

Security Equity Fund
Statement of Changes in Net Assets	Mid Cap Value Series

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,825,424	$(1,056,502)
Net realized gain during the year on investments	154,819,641	53,841,896
Net unrealized appreciation (depreciation) during the year on investments	(47,559,940)	8,972,790

Net increase in net assets resulting from operations	111,085,125	61,758,184

Distributions to shareholders from:
Net investment income
Class A	(3,593,992)	—
Net realized gain
Class A	(32,960,688)	(21,770,226)
Class B	(6,506,572)	(5,997,235)
Class C	(9,330,424)	(6,154,241)

Total distributions to shareholders	(52,391,676)	(33,921,702)

Capital share transactions:
Proceeds from sale of shares
Class A	245,384,311	336,551,934
Class B	14,976,325	24,068,613
Class C	39,616,310	66,012,687
Distributions reinvested
Class A	32,588,871	20,081,172
Class B	6,199,597	5,715,437
Class C	8,812,100	5,766,876
Cost of shares redeemed
Class A	(228,752,745)	(153,088,973)
Class B	(30,375,678)	(22,952,102)
Class C	(34,170,836)	(17,136,873)

Net increase from capital share transactions	54,278,255	265,018,771

Net increase in net assets	112,971,704	292,855,253

Net assets:
Beginning of year	857,437,146	564,581,893

End of year	$970,408,850	$857,437,146

Accumulated net investment income at end of year	$231,432	$—

Capital share activity:
Shares sold
Class A	6,118,943	8,840,332
Class B	409,793	695,272
Class C	1,071,179	1,858,360
Shares reinvested
Class A	840,418	565,349
Class B	176,275	176,130
Class C	245,462	174,331
Shares redeemed
Class A	(5,679,660)	(4,094,527)
Class B	(828,980)	(663,202)
Class C	(914,344)	(485,231)

The accompanying notes are an integral part of the financial statements

40

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Mid Cap Value Series

					Year Ended September 30,
Class A	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of period	$38.27	$36.34	$30.45	$24.48	$16.90

Income (loss) from investment operations:
Net investment income (loss)[a]	0.25	0.04	0.01	(0.09)	(0.07)
Net gain on securities (realized and unrealized)	4.59	3.96	8.16	6.32	7.65

Total from investment operations	4.84	4.00	8.17	6.23	7.58

Less distributions:
Dividends from net investment income	(0.23)	—	—	—	—
Distributions from realized gains	(2.09)	(2.07)	(2.28)	(0.26)	—

Total distributions	(2.32)	(2.07)	(2.28)	(0.26)	—

Net asset value, end of period	$40.79	$38.27	$36.34	$30.45	$24.48

Total Return[b]	12.96%	11.44%	27.77%	25.59%	44.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$687,484	$596,074	$373,031	$215,659	$113,822

Ratios to average net assets:
Net investment income (loss)	0.61%	0.10%	0.04%	(0.31)%	(0.33)%
Total expenses[c]	1.32%	1.36%	1.41%	1.48%	1.65%
Net expenses[d]	1.32%	1.36%	1.41%	1.48%	1.65%
Net expenses prior to custodian earning credits and net of expense waivers	1.32%	1.36%	1.41%	1.48%	1.65%

Portfolio turnover rate	44%	33%	19%	45%	52%

					Year Ended September 30,
Class B	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of period	$34.76	$33.43	$28.37	$22.99	$15.99

Income (loss) from investment operations:
Net investment loss[a]	(0.04)	(0.23)	(0.22)	(0.28)	(0.20)
Net gain on securities (realized and unrealized)	4.15	3.63	7.56	5.92	7.20

Total from investment operations	4.11	3.40	7.34	5.64	7.00

Less distributions:
Distributions from realized gains	(2.09)	(2.07)	(2.28)	(0.26)	—

Total distributions	(2.09)	(2.07)	(2.28)	(0.26)	—

Net asset value, end of period	$36.78	$34.76	$33.43	$28.37	$22.99

Total Return[b]	12.10%	10.60%	26.83%	24.67%	43.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,179	$108,784	$97,664	$74,650	$53,947

Ratios to average net assets:
Net investment loss	(0.10)%	(0.68)%	(0.72)%	(1.07)%	(1.08)%
Total expenses[c]	2.07%	2.11%	2.16%	2.23%	2.40%
Net expenses[d]	2.07%	2.11%	2.16%	2.23%	2.40%
Net expenses prior to custodian earning credits and net of expense waivers	2.07%	2.11%	2.16%	2.23%	2.40%

Portfolio turnover rate	44%	33%	19%	45%	52%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Mid Cap Value Series

					Year Ended September 30,
Class C	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of period	$35.43	$34.03	$28.85	$23.37	$16.26

Income (loss) from investment operations:
Net investment loss[a]	(0.05)	(0.22)	(0.21)	(0.29)	(0.21)
Net gain on securities (realized and unrealized)	4.25	3.69	7.67	6.03	7.32

Total from investment operations	4.20	3.47	7.46	5.74	7.11

Less distributions:
Distributions from realized gains	(2.09)	(2.07)	(2.28)	(0.26)	—

Total distributions	(2.09)	(2.07)	(2.28)	(0.26)	—

Net asset value, end of period	$37.54	$35.43	$34.03	$28.85	$23.37

Total Return[b]	12.13%	10.62%	26.80%	24.70%	43.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,746	$152,579	$93,887	$54,133	$32,999

Ratios to average net assets:
Net investment loss	(0.12)%	(0.65)%	(0.71)%	(1.06)%	(1.08)%
Total expenses[c]	2.07%	2.11%	2.16%	2.23%	2.40%
Net expenses[d]	2.07%	2.11%	2.16%	2.23%	2.40%
Net expenses prior to custodian earning credits and net of expense waivers	2.07%	2.11%	2.16%	2.23%	2.40%

Portfolio turnover rate	44%	33%	19%	45%	52%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[c]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Manager’s Commentary	Select 25 Series
November 15, 2007	(unaudited)

Adviser, Security Global Investors

        Mark Mitchell

Senior Portfolio Manager

To Our Shareholders:

Security Equity Fund Select 25 Series returned 8.11%1 in the period, lagging the benchmark Russell 1000 Growth Index’s return of 19.35% and trailing the Series’ peer group median return of 19.95%. While disappointed results were below the benchmark, we believe that our approach delivers performance over the long-term.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenants that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

We ultimately structure the portfolio with 25-30 names. This philosophy is applied to a broad range of growth names.

Industrials Stocks Top Performers

The Series’ industrials holdings were up 32% compared to up 24% for the Russell 1000 Growth Index. Three of the top 10 portfolio performers were in the industrials sector: Shaw Group (+144%), W.W. Grainger, Inc. (+38%), and L-3 Communications (+28%). Both Shaw and Grainger benefited from a strong global economy, while L-3 experienced solid defense-related spending.

The strong performance from the industrials sectors in general and the specific stock selection was not enough to close the gap among the other sectors of the portfolio and the index.

Energy and Financials Sectors Disappoint

Energy sector holdings in the portfolio detracted even with an overweight in an outperforming sector due to stock selection. The sector returned 3% for the portfolio versus 44% for the index. The weight in the portfolio for energy stocks was more than double the index weight. Evergreen Energy, Inc., down 51% (previously known as KFx) and BJ Services Company, down 11%, both contributed negatively to the Series. Evergreen Energy was hurt by concerns over the viability of the initial production results of its proprietary clean coal technology. BJ Services was impacted more generally by industry challenges in its core North American pressure pumping business.

Financial holdings in the portfolio were down over 3%, compared to the index financial sector return of up 10%. An overweight sector position and poor stock selection led to the negative results. Capital One Financial Corporation, First Marblehead Corporation, American Express Company, and Citigroup, Inc., were all down for the fiscal year. Each company is unique; however, a common theme is poor market sentiment about their business prospects. We are very confident in the viability and return potential of these four companies. We continually assess each holding and make changes when our investment thesis is no longer valid.

2008 Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies and we are pleased with the positions we own today.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark Mitchell

Senior Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deductions of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

Security Equity Fund
Performance Summary	Select 25 Series
September 30, 2007	(unaudited)

PERFORMANCE

Security Select 25 Series vs. Russell 1000 Growth Index

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Select 25 Series on January 29, 1999 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 9-30-07	1 Year	5 Years	Since Inception
A Shares	8.11%	10.33%	0.74% (1-29-99)

A Shares with sales charge	1.91%	9.03%	0.05% (1-29-99)

B Shares	7.29%	9.50%	0.07% (1-29-99)

B Shares with CDSC	2.29%	9.22%	0.07% (1-29-99)

C Shares	7.26%	9.49%	0.05% (1-29-99)

C Shares with CDSC	6.26%	9.49%	0.05% (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-07

Consumer Discretionary	10.34%

Consumer Staples	6.79

Energy	10.34

Financials	21.08

Health Care	11.80

Industrials	11.69

Information Technology	13.96

Materials	1.45

Exchange Traded Funds	7.97

Commercial Paper	4.76

Repurchase Agreement	0.65

Liabilities in excess of other assets	(0.83)

Total net assets	100.00%

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Performance Summary	Select 25 Series
September 30, 2007	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 – September 30, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 04-01-07	Ending Account Value 09-30-07[1]	Expenses Paid During Period[2]
Select 25
Series - Class A
Actual	$1,000.00	$1,059.60	$6.40
Hypothetical	1,000.00	1,018.75	6.28

Select 25
Series - Class B
Actual	1,000.00	1,055.90	10.05
Hypothetical	1,000.00	1,015.21	9.85

Select 25
Series - Class C
Actual	1,000.00	1,055.70	10.15
Hypothetical	1,000.00	1,015.11	9.95

[1]

The actual ending account value is based on the actual total return of the Series for the period from April 1, 2007 to September 30, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2007 to September 30, 2007 was 5.96%, 5.59% and 5.57%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.24%, 1.95% and 1.97% for Class A, B and C shares, respectively), net of expense reimbursements and earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Security Equity Fund – Select 25 Series
September 30, 2007

	Shares	Value
COMMON STOCK - 95.4%
Air Freight & Logistics - 5.0%
FedEx Corporation	24,943	$2,612,779

Broadcasting & Cable TV - 1.5%
CBS Corporation (CI.B)	25,626	807,219

Coal & Consumable Fuels - 1.7%
Evergreen Energy, Inc. *	172,100	877,710

Communications Equipment - 8.0%
ADC Telecommunications, Inc. *	110,374	2,164,434
Cisco Systems, Inc. *	61,000	2,019,710

		4,184,144

Consumer Finance - 11.4%
American Express Company	22,500	1,335,825
Capital One Financial Corporation	28,600	1,899,898
First Marblehead Corporation	72,613	2,754,211

		5,989,934

Data Processing & Outsourced Services - 3.2%
Western Union Company	80,800	1,694,376

Exchange Traded Funds - 8.0%
iShares Russell 1000 Growth Index Fund	33,886	2,088,055
iShares S&P 500 Growth Index Fund	29,500	2,093,615

		4,181,670

Home Improvement Retail - 5.0%
Home Depot, Inc.	80,372	2,607,268

Hotels, Resorts & Cruise Lines - 2.8%
Carnival Corporation	30,333	1,469,027

Hypermarkets & Super Centers - 4.3%
Wal-Mart Stores, Inc.	51,296	2,239,070

Industrial Gases - 1.4%
Praxair, Inc.	9,101	762,300

Life Sciences Tools & Services - 6.5%
Covance, Inc. *	43,592	3,395,817

Movies & Entertainment - 1.0%
Viacom, Inc. (CI.B) *	13,953	543,748

Multi-Line Insurance - 6.5%
American International Group, Inc.	50,634	3,425,390

Oil &Gas Equipment & Services - 4.3%
Baker Hughes, Inc.	4,200	379,554
BJ Services Company	70,477	1,871,164

		2,250,718

Oil & Gas Storage & Transportation - 4.4%
Williams Companies, Inc.	67,459	2,297,654

Other Diversified Financial
Services - 3.1%
Citigroup, Inc.	35,323	1,648,525

Pharmaceuticals - 5.3%
Johnson & Johnson	42,617	2,799,937

Soft Drinks - 2.5%
PepsiCo, Inc.	18,095	1,325,640

Systems Software - 2.8%
Microsoft Corporation	49,100	1,446,486

Trading Companies & Distributors - 6.7%
W.W. Grainger, Inc.	38,653	3,524,767

TOTAL COMMON STOCK (Cost $45,279,743)		$50,084,179

	Principal Amount	Value
COMMERCIAL PAPER - 4.8%
Banking - 2.3%
UBS Finance (DE) LLC
4.65%, 10/2/2007	1,200,000	1,199,845

Financial Companies - Captive - 2.5%
General Electric Capital Corporation
4.65%, 10/4/2007	1,300,000	1,299,496

TOTAL COMMERCIAL PAPER (Cost $2,499,341)		$2,499,341

REPURCHASE AGREEMENT - 0.6%
United Missouri Bank, 4.53%, dated 9/28/07, matures 10/01/07; repurchase amount $341,129 (Collateralized by U.S. Treasury Note, 3.625%, 1/15/10 with a value of $347,928)	$341,000	$341,000

TOTAL REPURCHASE AGREEMENT (Cost $341,000)		$341,000

Total Investments (Security Equity Fund - Select 25 Series)		$52,924,520
(Cost $48,120,084) - 100.8%
Liabilities in Excess of Other Assets - (0.8)%		(437,366)

TOTAL NET ASSETS - 100.0%		$52,487,154

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2007 was $48,214,609.

*	- Non-income producing security

See notes to financial statements.

The accompanying notes are an integral part of the financial statements

Security Equity Fund

Select 25 Series

Statement of Assets and Liabilities

September 30, 2007

Assets:
Investments, at value*	$52,924,520
Cash	555
Receivables:
Fund shares sold	17,759
Dividends	22,717
Security Investors	7,610
Prepaid expenses	14,005

Total assets	52,987,166

Liabilities:
Payable for:
Securities purchased	383,761
Fund shares redeemed	30,239
Management fees	31,799
Custodian fees	907
Transfer agent/maintenance fees	10,244
Administration fees	4,073
Professional fees	10,465
12b-1 distribution plan fees	24,057
Directors’ fees	953
Other	3,514

Total liabilities	500,012

Net assets	$52,487,154

Net assets consist of:
Paid in capital	$52,177,313
Accumulated net realized loss on sale of investments	(4,494,595)
Net unrealized appreciation in value of investments	4,804,436

Net assets	$52,487,154

Class A:
Capital shares outstanding (unlimited number of shares authorized)	2,849,221
Net assets	$30,374,657
Net asset value and redemption price per share	$10.66

Maximum offering price per share (net asset value divided by 94.25%)	$11.31

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,085,436
Net assets	$10,867,748
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.01

Class C:
Capital shares outstanding (unlimited number of shares authorized)	1,119,527
Net assets	$11,244,749
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.04

* Investments, at cost	$48,120,084

Statement of Operations

For the Year Ended September 30, 2007

Investment Income:
Dividends	$627,618
Interest	101,442

Total investment income	729,060

Expenses:
Management fees	424,975
Transfer agent/maintenance fees	203,281
Administration fees	54,158
Custodian fees	5,100
Directors’ fees	3,585
Professional fees	18,202
Registration fees	35,295
Other expenses	4,445
12b-1 distribution fees - Class A	76,418
12b-1 distribution fees - Class B	139,305
12b-1 distribution fees - Class C	121,659

Total expenses	1,086,423
Less:
Reimbursement of expenses - Class A	(54,228)
Reimbursement of expenses - Class B	(23,676)
Reimbursement of expenses - Class C	(21,587)
Earnings credits applied	(2)

Net expenses	986,930

Net investment loss	(257,870)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	7,775,711
Options written	77,651

Net realized gain	7,853,362

Net unrealized appreciation (depreciation) during the year on:
Investments	(3,272,865)
Options written	28,626

Net unrealized depreciation	(3,244,239)

Net realized and unrealized gain	4,609,123

Net increase in net assets resulting from operations	$4,351,253

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Statement of Changes in Net Assets	Select 25 Series

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (decrease) in net assets from operations:
Net investment loss	$(257,870)	$(376,395)
Net realized gain during the year on investments	7,853,362	1,021,606
Net unrealized appreciation (depreciation) during the year on investments	(3,244,239)	3,322,165

Net increase in net assets resulting from operations	4,351,253	3,967,376

Capital share transactions:
Proceeds from sale of shares
Class A	10,493,477	7,864,377
Class B	1,517,578	4,340,849
Class C	1,462,460	2,041,112
Issuance of shares in connection with the acquisition of Enhanced Index Series, Large Cap Growth Series & Social Awareness Series (Note 11)
Class A	—	15,062,441
Class B	—	9,166,885
Class C	—	8,374,157
Cost of shares redeemed
Class A	(12,657,596)	(6,429,656)
Class B	(7,738,929)	(4,179,088)
Class C	(3,869,582)	(2,220,890)

Net increase (decrease) from capital share transactions	(10,792,592)	34,020,187

Net increase (decrease) in net assets	(6,441,339)	37,987,563

Net assets:
Beginning of year	58,928,493	20,940,930

End of year	$52,487,154	$58,928,493

Accumulated net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Class A	1,014,621	806,448
Class B	155,252	468,049
Class C	148,937	220,684
Issuance of shares in connection with the acquisition of Enhanced Index Series, Large Cap Growth Series & Social Awareness Series (Note 11)
Class A	—	1,968,338
Class B	—	929,480
Class C	—	826,684
Shares redeemed
Class A	(1,216,006)	(676,660)
Class B	(792,758)	(459,639)
Class C	(394,683)	(244,326)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Select 25 Series

Class A	2007	2006[a]	2005	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$9.86	$9.36	$7.81	$7.27	$6.52

Income (loss) from investment operations:
Net investment loss[b]	(0.01)	(0.06)	(0.07)	(0.06)	(0.05)
Net gain on securities (realized and unrealized)	0.81	0.56	1.62	0.60	0.80

Total from investment operations	0.80	0.50	1.55	0.54	0.75

Net asset value, end of period	$10.66	$9.86	$9.36	$7.81	$7.27

Total Return[c]	8.11%	5.34%	19.85%	7.43%	11.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,375	$30,078	$8,912	$9,228	$10,396

Ratios to average net assets:
Net investment loss	(0.10)%	(0.68)%	(0.79)%	(0.75)%	(0.70)%
Total expenses[d]	1.57%	1.76%	1.67%	1.56%	1.63%
Net expenses[e]	1.40%	1.76%	1.67%	1.56%	1.63%
Net expenses prior to custodian earning credits and net of expense waivers	1.40%	1.76%	1.67%	1.56%	1.63%

Portfolio turnover rate	21%	39%	13%	44%	54%

Class B	2007	2006[a]	2005	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$9.33	$8.92	$7.50	$7.04	$6.36

Income (loss) from investment operations:
Net investment loss[b]	(0.09)	(0.13)	(0.13)	(0.11)	(0.10)
Net gain on securities (realized and unrealized)	0.77	0.54	1.55	0.57	0.78

Total from investment operations	0.68	0.41	1.42	0.46	0.68

Net asset value, end of period	$10.01	$9.33	$8.92	$7.50	$7.04

Total Return[c]	7.29%	4.60%	18.93%	6.53%	10.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,868	$16,073	$7,000	$7,333	$8,203

Ratios to average net assets:
Net investment loss	(0.88)%	(1.46)%	(1.54)%	(1.50)%	(1.45)%
Total expenses[d]	2.32%	2.53%	2.42%	2.31%	2.38%
Net expenses[e]	2.15%	2.53%	2.42%	2.31%	2.38%
Net expenses prior to custodian earning credits and net of expense waivers	2.15%	2.53%	2.42%	2.31%	2.38%

Portfolio turnover rate	21%	39%	13%	44%	54%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Select 25 Series

Class C	2007	2006[a]	2005	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$9.36	$8.94	$7.52	$7.06	$6.38

Income (loss) from investment operations:
Net investment loss[b]	(0.08)	(0.13)	(0.13)	(0.11)	(0.10)
Net gain on securities (realized and unrealized)	0.76	0.55	1.55	0.57	0.78

Total from investment operations	0.68	0.42	1.42	0.46	0.68

Net asset value, end of period	$10.04	$9.36	$8.94	$7.52	$7.06

Total Return[c]	7.26%	4.70%	18.88%	6.52%	10.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,245	$12,777	$5,029	$5,866	$6,225

Ratios to average net assets:
Net investment loss	(0.86)%	(1.44)%	(1.54)%	(1.50)%	(1.44)%
Total expenses[d]	2.32%	2.52%	2.42%	2.31%	2.37%
Net expenses[e]	2.15%	2.52%	2.42%	2.31%	2.37%
Net expenses prior to custodian earning credits and net of expense waivers	2.15%	2.52%	2.42%	2.31%	2.37%

Portfolio turnover rate	21%	39%	13%	44%	54%

[a]

The financial highlights for the Select 25 Series exclude the historical financial highlights of the Enhanced Index Series, Class A, B and C shares, the Large Cap Growth Series, Class A, B and C shares and the Social Awareness Series, Class A, B and C shares. A total of $29,412,366 was excluded from purchases in the portfolio turnover calculation. This was the cost of the securities Select 25 received as a result of the merger. The assets of the Enhanced Index, Large Cap Growth and Social Awareness Series’ were acquired by the Select 25 Series on June 16, 2006.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Manager’s Commentary	Small Cap Growth Series
November 15, 2007	(unaudited)

Bill Wolfenden Co-Portfolio Manager	Scott Tracy Co-Portfolio Manager	Subadviser, RS Investments

To Our Shareholders:

The Security Equity Fund Small Cap Growth Series gained 18.55% for the fiscal year ended September 30, 2007, versus the Russell 2000 Growth Index, which returned 18.94% for the period.

The Series performed roughly in line with the benchmark in a time of significant market volatility. We took advantage of the market swings by selectively adding to positions and initiating investments in several attractive new opportunities. Our positions in producer durables, energy, and technology contributed to the portfolio’s relative outperformance, while our exposure to the consumer and health care sectors detracted from relative performance.

Solid stock picking across the producer durables sector contributed to the Series’ outperformance. We benefited from strong returns in the aerospace industry, with long-time favorite Heico Corporation contributing a 44% return for the year. Heico is a leading low-cost aerospace parts supplier that is benefiting from increased outsourcing trends as well as cost-cutting initiatives by commercial airlines. The products that Heico manufactures are replacement parts that are consumed as a result of global air traffic (as compared with the building of new aircraft). We continue to remain excited about Heico’s prospects and the resiliency of its business model. We believe that the company is well insulated from any global industry headwinds that may arise in the future.

Energy was another strong sector for the Series over the year as our stock picks outpaced the benchmark handily. Core Laboratories N.V., a provider of oil-field reservoir management services, is benefiting from strong cash flow from its customer base. The company is also experiencing an increased demand for more efficient and cost-effective ways to extract product from oil and gas reservoirs. Core Labs continues to be a significant position in the portfolio. At current valuations, we believe the growth prospects continue to be intriguing.

The consumer discretionary sector contributed strong relative performance for the portfolio over the first nine months of the fiscal year. However, these gains were overcome by poor performance in the latest quarter. NutriSystem, Inc., a big winner in the previous quarter, gave back all of its gains during the last three months as third calendar quarter 2007 enrollments disappointed investors. However, we are encouraged by the company’s solid fundamentals and believe that the long-term prospects remain favorable for NutriSystem.

Early in the year we decided to avoid interest rate and credit sensitive stocks which helped performance but the recent perfect storm of a credit crunch and a seizure of activity in the commercial paper markets overflowed into some of our adjacent financial holdings. Security Capital Assurance, Ltd., which is a financial guarantor, was dragged down by the credit turmoil due to its exposure to subprime bonds. While it did not write any business in the troubled 2006 vintage, the stock declined during the period. Other than this one casualty, we suffered more from the malaise in the financial sector due to the credit crisis than any fundamental shortfalls. We took advantage of some price dislocations to add to some of our core holdings.

With the backdrop of a slowing U.S. economy due to a recession in the housing market, we are cautiously optimistic about the remainder of calendar year 2007. We expect the consumer to pull back on spending in a moderate way without disrupting the multi-year economic expansion. Simply put, we are not in the recession camp and therefore have positioned the portfolio (as we have for years) for a moderately growing domestic economy that can benefit from conservative growth and withstand potential economic shocks.

The shocks we saw in recent months stemming from credit market turmoil and the portfolio’s resiliency gave us more confidence in our investment process and asset class. We think that a slowing growth environment favors small-cap growth stocks that can sustain high-profit growth rates. Our biggest holdings have business models that are either impervious to economic cycles or have fast-growing market niches that are well insulated against economic disruptions. As fellow investors in the strategy, we are ever mindful of the importance of taking a three-to five-year investment horizon and we hope to continue to earn your trust in the coming years.

Sincerely,

Bill Wolfenden, Co-Portfolio Manager

D. Scott Tracy, Co-Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

Security Equity Fund
Performance Summary	Small Cap Growth Series
September 30, 2007	(unaudited)

PERFORMANCE

Security Small Cap Growth Series vs. Russell 2000 Growth Index

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Small Cap Growth Series on October 15, 1997 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 9-30-07	1 Year	5 Years	Since Inception
A Shares	18.55%	18.65%	7.54% (10-15-97)

A Shares with sales charge	11.76%	17.26%	6.90% (10-15-97)

B Shares	17.66%	17.76%	6.74% (10-15-97)

B Shares with CDSC	12.66%	17.56%	6.74% (10-15-97)

C Shares	17.69%	17.76%	6.45% (1-29-99)

C Shares with CDSC	16.69%	17.76%	6.45% (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

Portfolio Composition by Sector as of 9-30-07

Consumer Discretionary	17.21%

Consumer Staples	1.70

Energy	5.61

Financials	8.43

Health Care	18.35

Industrials	13.44

Information Technology	24.24

Materials	1.77

Telecommunication Services	1.70

Repurchase Agreement	7.18

Other assets in excess of liabilities	0.37

Total net assets	100.00%

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Performance Summary	Small Cap Growth Series
September 30, 2007	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 – September 30, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 04-01-07	Ending Account Value 09-30-071	Expenses Paid During Period[2]
Small Cap Growth
Series - Class A
Actual	$1,000.00	$1,091.90	$9.39
Hypothetical	1,000.00	1,016.01	9.05

Small Cap Growth
Series - Class B
Actual	1,000.00	1,087.40	13.24
Hypothetical	1,000.00	1,012.32	12.76

Small Cap Growth
Series - Class C
Actual	1,000.00	1,087.10	13.24
Hypothetical	1,000.00	1,012.32	12.76

[1]

The actual ending account value is based on the actual total return of the Series for the period from April 1, 2007 to September 30, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2007 to September 30, 2007 was 9.19%, 8.74% and 8.71%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.79%, 2.53% and 2.53% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Security Equity Fund - Small Cap Growth Series
September 30, 2007

	Shares	Value
COMMON STOCK - 92.4%
Aerospace & Defense - 5.8%
BE Aerospace, Inc. *	24,600	$1,021,638
Ceradyne, Inc. *	5,761	436,338
Heico Corporation	16,550	816,908
Ladish Company, Inc. *	6,650	368,942
Orbital Sciences Corporation *	25,050	557,112

		3,200,938

Airlines - 1.5%
Allegiant Travel Company *	26,940	816,821

Apparel Retail - 1.8%
Jos A. Bank Clothiers, Inc. *	14,566	486,796
Tween Brands, Inc. *	14,980	491,943

		978,739

Apparel, Accessories & Luxury
Goods - 1.5%
Volcom, Inc. *	19,490	828,715

Application Software - 4.0%
Advent Software, Inc. *	12,720	597,458
Concur Technologies, Inc. *	13,580	428,042
Nuance Communications, Inc. *	37,520	724,511
PROS Holdings, Inc. *	40,340	486,904

		2,236,915

Asset Management & Custody
Banks - 1.9%
Affiliated Managers Group, Inc. *	8,080	1,030,281

Auto Parts & Equipment - 0.8%
Amerigon, Inc. *	25,000	432,750

Broadcasting & Cable TV - 1.6%
DG FastChannel, Inc. *	36,950	871,281

Casinos & Gaming - 3.0%
Century Casinos, Inc. *	56,940	347,049
Scientific Games Corporation *	34,780	1,307,728

		1,654,777

Communications Equipment - 0.5%
Aruba Networks, Inc. *	14,800	296,000

Computer Storage & Peripherals - 1.0%
Synaptics, Inc. *	11,520	550,195

Construction & Engineering - 1.0%
Granite Construction, Inc.	10,250	543,455

Education Services - 1.6%
DeVry, Inc.	23,700	877,137

Environmental & Facilities
Services - 2.1%
Rollins, Inc.	21,160	564,761
Team, Inc. *	22,490	615,776

		1,180,537

Footwear - 1.6%
Iconix Brand Group, Inc. *	37,350	888,556

Health Care Equipment - 7.6%
Insulet Corporation *	3,900	84,825
Integra LifeSciences Holdings Corporation *	11,070	537,781
LeMaitre Vascular, Inc. *	93,190	702,653
Micrus Endovascular Corporation *	43,070	786,889
NuVasive, Inc. *	20,350	731,175
Resmed, Inc. *	12,800	548,736
Spectranetics Corporation *	59,400	800,712

		4,192,771

Health Care Facilities - 0.8%
NovaMed, Inc. *	97,240	422,994

Health Care Services - 3.9%
Healthways, Inc. *	16,210	874,854
HMS Holdings Corporation *	16,970	417,631
Pediatrix Medical Group, Inc. *	12,940	846,535

		2,139,020

Health Care Supplies - 1.2%
PolyMedica Corporation	12,642	663,958

Health Care Technology - 3.1%
Phase Forward, Inc. *	29,460	589,495
SXC Health Solutions Corporation *	25,950	415,719
Trizetto Group *	39,310	688,318

		1,693,532

Home Entertainment Software - 2.3%
The9, Ltd. ADR *	20,470	706,010
THQ, Inc. *	23,390	584,282

		1,290,292

Hotels, Resorts & Cruise Lines - 1.3%
Home Inns & Hotels Management, Inc. ADR *	20,410	710,268

Human Resource & Employment
Services - 1.2%
Barrett Business Services, Inc.	26,920	641,504

Industrial Machinery - 1.9%
Dynamic Materials Corporation	10,380	497,098
Flow International Corporation *	61,300	540,666

		1,037,764

Insurance Brokers - 0.3%
eHealth, Inc. *	5,500	152,350

Integrated Telecommunication
Services - 1.7%
Cbeyond, Inc. *	22,980	937,354

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Equity Fund - Small Cap Growth Series
September 30, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Internet Retail - 1.9%
NutriSystem, Inc. *	22,470	$1,053,618

Internet Software & Services - 12.6%
Cybersource Corporation *	91,360	1,067,998
DealerTrack Holdings, Inc. *	14,330	600,141
Digital River, Inc. *	15,460	691,835
Equinix, Inc. *	9,085	805,749
j2 Global Communications, Inc. *	33,030	1,081,072
LoopNet, Inc. *	16,410	337,061
NaviSite, Inc. *	74,630	655,998
Online Resources Corporation *	49,510	625,806
Perficient, Inc. *	20,590	450,303
Valueclick, Inc. *	28,350	636,741

		6,952,704

Investment Banking & Brokerage - 2.5%
Investment Technology Group, Inc.*	19,440	835,531
optionsXpress Holdings, Inc.	21,780	569,329

		1,404,860

Leisure Facilities - 1.2%
Life Time Fitness, Inc. *	11,270	691,302

Oil & Gas Equipment & Services - 5.6%
Core Laboratories N.V. *	7,320	932,495
Dril-Quip, Inc. *	12,420	612,927
Oil States International, Inc. *	18,400	888,720
Superior Energy Services, Inc. *	18,750	664,500

		3,098,642

Packaged Foods & Meats - 0.9%
SunOpta, Inc. *	35,250	510,772

Personal Products - 0.8%
Bare Escentuals, Inc. *	17,040	423,785

Pharmaceuticals - 1.8%
KV Pharmaceutical Company *	35,530	1,016,158

Property & Casualty Insurance - 1.8%
Amtrust Financial Services, Inc.	38,130	578,432
Security Capital Assurance, Ltd.	18,070	412,719

		991,151

Real Estate Management &
Development - 0.8%
FirstService Corporation *	14,410	447,863

Semiconductors - 2.7%
Atheros Communications, Inc. *	19,190	575,124
02Micro International, Ltd. ADR *	9,700	150,059
Silicon Motion Technology Corporation ADR *	32,900	740,579

		1,465,762

Specialized Consumer Services - 0.9%
Steiner Leisure, Ltd. *	11,880	515,592

Specialized Finance - 1.1%
Portfolio Recovery Associates, Inc.	11,770	624,634

Steel - 1.8%
AM Castle & Company	16,790	547,354
Haynes International, Inc. *	5,010	427,704

		975,058

Technology Distributors - 1.0%
Mellanox Technologies, Ltd. *	29,600	578,088

TOTAL COMMON STOCK (Cost $41,813,353)		$51,018,893

	Principal Amount	Value
REPURCHASE AGREEMENT - 7.2%
United Missouri Bank, 4.53%, dated 9/28/07, matures 10/01/07; repurchase amount $3,966,497 (Collateralized by FHLB, 10/03/07 with a value of $4,044,374)	$3,965,000	$3,965,000

TOTAL REPURCHASE AGREEMENT (Cost $3,965,000)		$3,965,000

Total Investments (Security Equity Fund - Small Cap Growth Series)		$54,983,893
(Cost $45,778,353) - 99.6%
Other Assets in Excess of Liabilities - 0. 4%		201.980

TOTAL NET ASSETS - 100.0%		$55,185,873

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2007 was $46,017,679.

*	-Non-income producing security

Glossary:

ADR	-American Depositary Receipt

See notes to financial statements.

The accompanying notes are an integral part of the financial statements

Security Equity Fund

Small Cap Growth Series

Statement of Assets and Liabilities

September 30, 2007

Assets:
Investments, at value*	$54,983,893
Receivables:
Fund shares sold	26,157
Securities sold	678,887
Dividends	1,957
Prepaid expenses	19,299

Total assets	55,710,193

Liabilities:
Cash overdraft	7,055
Payable for:
Securities purchased	422,829
Fund shares redeemed	4,880
Management fees	44,344
Custodian fees	2,653
Transfer agent/maintenance fees	7,882
Administration fees	4,573
Professional fees	10,300
12b-1 distribution plan fees	16,954
Directors’ fees	650
Other	2,200

Total liabilities	524,320

Net assets	$55,185,873

Net assets consist of:
Paid in capital	$42,576,602
Undistributed net realized gain on sale of investments	3,403,731
Net unrealized appreciation in value of investments	9,205,540

Net assets	$55,185,873

Class A:
Capital shares outstanding (unlimited number of shares authorized)	2,451,776
Net assets	$45,429,971
Net asset value and redemption price per share	$18.53

Maximum offering price per share (net asset value divided by 94.25%)	$19.66

Class B:
Capital shares outstanding (unlimited number of shares authorized)	342,335
Net assets	$5,791,981
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$16.92

Class C:
Capital shares outstanding (unlimited number of shares authorized)	230,033
Net assets	$3,963,921
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$17.23

* Investments, at cost	$45,778,353

Statement of Operations

For the Year Ended September 30, 2007

Investment Income:
Dividends	$107,596
Interest	158,674

Total investment income	266,270

Expenses:
Management fees	552,516
Transfer agent/maintenance fees	159,307
Administration fees	54,448
Custodian fees	25,727
Directors’ fees	3,198
Professional fees	18,140
Reports to shareholders	5,906
Registration fees	35,729
Other expenses	4,220
12b-1 distribution fees - Class A	113,733
12b-1 distribution fees - Class B	56,731
12b-1 distribution fees - Class C	40,850

Total expenses	1,070,505
Less:
Earnings credits applied	(2,380)

Net expenses	1,068,125

Net investment loss	(801,855)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	6,497,308

Net realized gain	6,497,308

Net unrealized appreciation (depreciation) during the year on:
Investments	3,680,497

Net unrealized appreciation	3,680,497

Net realized and unrealized gain	10,177,805

Net increase in net assets resulting from operations	$9,375,950

The accompanying notes are an integral part of the financial statements

Security Equity Fund
Statement of Changes in Net Assets	Small Cap Growth Series

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (decrease) in net assets from operations:
Net investment loss	$(801,855)	$(722,692)
Net realized gain during the year on investments	6,497,308	1,764,643
Net unrealized appreciation (depreciation) during the year on investments	3,680,497	(1,130,941)

Net increase (decrease) in net assets resulting from operations	9,375,950	(88,990)

Capital share transactions:
Proceeds from sale of shares
Class A	12,762,020	34,591,629
Class B	823,764	2,145,297
Class C	685,312	1,341,687
Cost of shares redeemed
Class A	(20,550,155)	(11,879,893)
Class B	(1,886,074)	(4,367,496)
Class C	(1,699,480)	(1,407,378)

Net increase (decrease) from capital share transactions	(9,864,613)	20,423,846

Net increase (decrease) in net assets	(488,663)	20,334,856

Net assets:
Beginning of year	55,674,536	35,339,680

End of year	$55,185,873	$55,674,536

Accumulated net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Class A	750,895	2,223,136
Class B	52,173	141,177
Class C	43,122	87,821
Shares redeemed
Class A	(1,207,342)	(751,218)
Class B	(121,516)	(296,698)
Class C	(107,023)	(90,959)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Small Cap Growth Series

Class A	2007	2006	2005	2004	Year Ended September 30, 2003

Per Share Data
Net asset value, beginning of period	$15.63	$15.76	$13.11	$11.63	$7.88

Income (loss) from investment operations:
Net investment loss[a]	(0.23)	(0.23)	(0.24)	(0.25)	(0.18)
Net gain on securities (realized and unrealized)	3.13	0.10	2.89	1.73	3.93

Total from investment operations	2.90	(0.13)	2.65	1.48	3.75

Net asset value, end of period	$18.53	$15.63	$15.76	$13.11	$11.63

Total Return[b]	18.55%	(0.82)%	20.21%	12.73%	47.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,430	$45,451	$22,637	$21,443	$14,406

Ratios to average net assets:
Net investment loss	(1.32)%	(1.46)%	(1.67)%	(1.95)%	(2.01)%
Total expenses[c]	1.80%	2.01%	2.10%	2.09%	2.51%
Net expenses[d]	1.80%	2.01%	2.10%	2.09%	2.25%
Net expenses prior to custodian earning credits and net of expense waivers	1.80%	2.01%	2.10%	2.09%	2.25%

Portfolio turnover rate	145%	136%	134%	157%	206%

Class B	2007	2006	2005	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$14.38	$14.60	$12.24	$10.94	$7.47

Income (loss) from investment operations:
Net investment loss[a]	(0.33)	(0.36)	(0.33)	(0.33)	(0.24)
Net gain on securities (realized and unrealized)	2.87	0.14	2.69	1.63	3.71

Total from investment operations	2.54	(0.22)	2.36	1.30	3.47

Net asset value, end of period	$16.92	$14.38	$14.60	$12.24	$10.94

Total Return[b]	17.66%	(1.51)%	19.28%	11.88%	46.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,792	$5,919	$8,283	$9,218	$6,838

Ratios to average net assets:
Net investment loss	(2.07)%	(2.31)%	(2.41)%	(2.69)%	(2.76)%
Total expenses[c]	2.56%	2.79%	2.85%	2.84%	3.23%
Net expenses[d]	2.55%	2.79%	2.85%	2.83%	3.00%
Net expenses prior to custodian earning credits and net of expense waivers	2.56%	2.79%	2.85%	2.84%	3.00%

Portfolio turnover rate	145%	136%	134%	157%	206%

The accompanying notes are integral part of the financial statements

Financial Highlights	Security Equity Fund
Selected data for each share of capital stock outstanding throughout each year	Small Cap Growth Series

Class C	2007	2006	2005	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$14.64	$14.88	$12.47	$11.15	$7.61

Income (loss) from investment operations:
Net investment loss[a]	(0.33)	(0.35)	(0.33)	(0.33)	(0.24)
Net gain on securities (realized and unrealized)	2.92	0.11	2.74	1.65	3.78

Total from investment operations	2.59	(0.24)	2.41	1.32	3.54

Net asset value, end of period	$17.23	$14.64	$14.88	$12.47	$11.15

Total Return[b]	17.69%	(1.61)%	19.33%	11.84%	46.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,964	$4,304	$4,420	$4,160	$3,533

Ratios to average net assets:
Net investment loss	(2.07)%	(2.29)%	(2.42)%	(2.69)%	(2.76)%
Total expenses[c]	2.56%	2.79%	2.85%	2.83%	3.23%
Net expenses[d]	2.55%	2.79%	2.85%	2.82%	3.00%
Net expenses prior to custodian earning credits and net of expense waivers	2.56%	2.79%	2.85%	2.83%	3.00%

Portfolio turnover rate	145%	136%	134%	157%	206%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[c]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

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Security
Manager’s Commentary	Large Cap Value Fund
November 15, 2007	(unaudited)

Adviser, Security Global Investors

        Mark Mitchell

Senior Portfolio Manager

To Our Shareholders:

Security Large Cap Value Fund returned 20.04%1 in the period, outperforming the benchmark Russell 1000 Value Index’s return of 14.45% and the Fund’s peer group median return of 14.49%. Good individual stock selection was balanced by sector weighting contributions in fiscal 2007.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenants that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Industrials and Health Care Stocks Top Performers

The Fund’s industrials holdings were up 47% compared to 27% for the index. In addition to superior stock selection, the portfolio was overweight in the sector, 19% relative to 8% for the index. McDermott International, Inc., returned 158% during the period while Shaw Group, Inc., was up 143%. Both companies benefited from strong demand in the global infrastructure market.

The health care sector provided the portfolio with a large relative gain against the benchmark, returning 23% vs. 5%. The portfolio was slightly underweight the index in the sector. Medco Health Solutions, Inc., was up 50%, driven by increasing mail order business and higher generic prescription penetration.

Telecommunications and Consumer Discretionary Disappointing

The largest sector detractor from the portfolio was telecommunications due mostly to stock selection although an underweight position also contributed to the relative underperformance. The portfolio’s telecommunications sector holdings returned over 17%; however, the index holdings returned greater than 29%. More traditional companies like AT&T and Verizon per formed better than our holdings in Sprint Nextel Corporation and Windstream Corporation.

The consumer discretionary sector in general experienced a difficult environment in fiscal 2007. The Fund returned 5% in the sector versus 7% for the Russell 1000 Value Index. Home Depot, Inc., was the largest detractor, sliding nearly 17% over the period. This was caused by the impact of a slowing housing market. We feel confident that Home Depot still enjoys a solid competitive position and will benefit once the housing market improves.

2008 Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies and we are pleased with the positions we own today.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark Mitchell

Senior Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

Security
Performance Summary	Large Cap Value Fund
September 30, 2007	(unaudited)

PERFORMANCE

Security Large Cap Value Fund vs. Russell 1000 Value Index

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Large Cap Value Fund on September 30, 1997, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns

Periods Ended 9-30-07	1 Year	5 Years	10 Years	Since Inception
A Shares	20.04%	16.84%	3.32%	—

A Shares with sales charge	13.10%	15.46%	2.71%	—

B Shares	19.50%	16.03%	2.56%	—

B Shares with CDSC	14.50%	15.81%	2.56%	—

C Shares	19.29%	15.95%	—	3.18%
				(1-29-99)

C Shares with CDSC	18.29%	15.95%	—	3.18%
				(1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-07

Consumer Discretionary	9.00%

Consumer Staples	10.30

Energy	14.08

Financials	22.91

Health Care	4.21

Industrials	18.29

Information Technology	3.42

Materials	2.88

Telecommunication Services	3.70

Utilities	1.63

Exchange Traded Funds	5.52

Commercial Paper	4.22

Repurchase Agreement	0.57

Liabilities in excess of other assets	(0.73)

Total net assets	100.00%

The accompanying notes are an integral part of the financial statements

Security
Performance Summary	Large Cap Value Fund
September 30, 2007	(unaudited)

PERFORMANCE

Information About Your Fund’s Expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 – September 30, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses

	Beginning Account Value 04-01-07	Ending Account Value 09-30-07[1]	Expenses Paid During Period[2]
Large Cap Value Fund
- Class A
Actual	$1,000.00	$1,091.60	$6.08
Hypothetical	1,000.00	1,019.15	5.87

Large Cap Value Fund
- Class B
Actual	1,000.00	1,090.20	8.33
Hypothetical	1,000.00	1,017.00	8.04

Large Cap Value Fund
- Class C
Actual	1,000.00	1,088.60	10.00
Hypothetical	1,000.00	1,015.41	9.65

[1]

The actual ending account value is based on the actual total return of the Fund for the period from April 1, 2007 to September 30, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2007 to September 30, 2007 was 9.16%, 9.02% and 8.86%, for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio (1.16%, 1.59% and 1.91% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Security Large Cap Value Fund
September 30, 2007

	Shares	Value
COMMON STOCK - 95.9%
Aerospace & Defense - 3.4%
United Technologies Corporation	42,400	$3,412,352

Agricultural Products - 1.7%
Archer-Daniels-Midland Company	51,500	1,703,620

Broadcasting & Cable TV - 2.8%
CBS Corporation (CI.B)	88,200	2,778,300

Building Products - 3.0%
USG Corporation *	80,400	3,019,020

Computer Hardware - 2.3%
Hewlett-Packard Company	46,500	2,315,235

Consumer Finance - 9.9%
Capital One Financial Corporation	53,200	3,534,076
Discover Financial Services	55,000	1,144,000
First Marblehead Corporation (1)	135,850	5,152,790

		9,830,866

Diversified Chemicals - 1.3%
Dow Chemical Company	30,100	1,296,106

Drug Retail - 2.2%
CVS Caremark Corporation	54,100	2,143,983

Electric Utilities - 1.6%
Edison International	29,300	1,624,685

Electronic Manufacturing Services - 0.6%
Tyco Electronics, Ltd.	18,150	643,055

Exchange Traded Funds - 5.5%
iShares Russell 1000 Value Index Fund	31,600	2,716,652
iShares S&P 500 Value Index Fund	34,100	2,776,081

		5,492,733

Health Care Equipment - 2.3%
Covidien, Ltd.	18,150	753,225
Hospira, Inc. *	36,500	1,512,925

		2,266,150

Health Care Services - 1.9%
Medco Health Solutions, Inc. *	21,200	1,916,268

Home Improvement Retail - 3.0%
Home Depot, Inc.	91,200	2,958,528

Hypermarkets & Super Centers - 4.3%
Costco Wholesale Corporation	48,900	3,000,993
Wal-Mart Stores, Inc.	28,500	1,244,025

		4,245,018

Industrial Conglomerates - 8.9%
General Electric Company	77,400	3,204,360
McDermott International, Inc. *	90,300	4,883,424
Tyco International, Ltd.	18,150	804,771

		8,892,555

Integrated Oil & Gas - 9.6%
Chevron Corporation	22,400	2,096,192
Conoco Phillips	20,300	1,781,731
Exxon Mobil Corporation	33,000	3,054,480
Sasol, Ltd. ADR	59,800	2,570,802

		9,503,205

Integrated Telecommunication Services - 0.9%
Windstream Corporation	61,476	868,041

IT Consulting & Other Services - 0.4%
Unisys Corporation *	66,400	439,568

Movies & Entertainment - 3.2%
News Corporation	52,500	1,154,475
Time Warner, Inc.	112,500	2,065,500

		3,219,975

Multi-Line Insurance - 4.3%
American International Group, Inc.	63,100	4,268,715

Oil & Gas Drilling - 0.6%
Transocean, Inc. *	5,500	621,775

Oil & Gas Equipment & Services - 1.7%
Halliburton Company	43,100	1,655,040

Oil & Gas Storage & Transportation - 2.2%
Williams Companies, Inc.	65,500	2,230,930

Other Diversified Financial Services - 4.5%
Citigroup, Inc.	58,000	2,706,860
JPMorgan Chase & Company	37,600	1,722,832

		4,429,692

Property & Casualty Insurance - 4.3%
Berkshire Hathaway, Inc. *	36	4,266,360

Railroads - 2.9%
Union Pacific Corporation	25,400	2,871,724

Specialty Chemicals - 1.6%
Rohm & Haas Company	28,100	1,564,327

Tobacco - 2.2%
Altria Group, Inc.	31,100	2,162,383

Wireless Telecommunication Services - 2.8%
Alltel Corporation	11,100	773,448
Sprint Nextel Corporation	107,700	2,046,300

		2,819,748

TOTAL COMMON STOCK (Cost $76,055,371)		$95,459,957

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Large Cap Value Fund
September 30, 2007 - continued

	Principal Amount	Value
CORPORATE BOND - 0.0%
Services - 0.0%
American ECO Corporation
9.63%, 2008 (2)(3)(4)(5)	$125,000	$—

TOTAL CORPORATE BOND (Cost $125,000)		$—

COMMERCIAL PAPER - 4.2%
Banking - 2.4%
UBS Finance (DE) LLC
4.65%, 10/2/2007	1,400,000	1,399,819
4.64%, 10/4/2007	1,000,000	999,614

		2,399,433

Brokerage - 1.8%
JP Morgan Chase & Company
4.70%, 10/3/2007	1,800,000	1,799,530

TOTAL COMMERCIAL PAPER (Cost $4,198,963)		$4,198,963

REPURCHASE AGREEMENT - 0.6%
United Missouri Bank, 4.53%, dated 9/28/07, matures 10/01/07; repurchase amount $566,214 (Collateralized by FHLMC, 3.50%, 10/19/07 with a value of $577,628)	$566,000	$566,000

TOTAL REPURCHASE AGREEMENT (Cost $566,000)		$566,000

Total Investments (Security Large Cap Value Fund)
(Cost $80,945,334) - 100.7%		$100,224,920
Liabilities in Excess of Other Assets - (0.7%)		(726.137)

TOTAL NET ASSETS - 100.0%		$99,498,783

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2007 was $81,014,754.

*	- Non-income producing security
1	- Security is segregated as collateral for open written option contracts.
2	- Security is deemed illiquid. See Note 8 in notes to financial statements.
3	- Security is in default of interest and/or principal obligations.
4	- Security was acquired through a private placement.
5	- Security is fair valued by the Board of Directors. See Note 7 in notes to financial statements.

Glossary:
ADR	- American Depositary Receipt

See notes to financial statements.

The accompanying notes are an integral part of the financial statements

65

Security

Large Cap Value Fund

Statement of Assets and Liabilities

September 30, 2007

Assets:
Investments, at value*	$100,224,920
Cash	892
Receivables:
Fund shares sold	48,200
Dividends	158,183
Prepaid expenses	26,573

Total assets	100,458,768

Liabilities:
Payable for:
Securities purchased	808,703
Fund shares redeemed	29,547
Written options, at value (premiums received, $ 19,504)	3,525
Security Investors	6,844
Management fees	53,601
Custodian fees	418
Transfer agent/maintenance fees	10,502
Administration fees	7,934
Professional fees	10,737
12b-1 distribution plan fees	21,124
Directors’ fees	2,956
Other	4,094

Total liabilities	959,985

Net assets	$99,498,783

Net assets consist of:
Paid in capital	$78,880,865
Undistributed net investment income	343,898
Undistributed net realized gain on sale of investments	978,455
Net unrealized appreciation in value of investments	19,295,565

Net assets	$99,498,783

Class A:
Capital shares outstanding (unlimited number of shares authorized)	8,709,977
Net assets	$79,997,814
Net asset value and redemption price per share.	$9.18

Maximum offering price per share (net asset value divided by 94.25%)	$9.74

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,607,220
Net assets	$13,783,749
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.58

Class C:
Capital shares outstanding (unlimited number of shares authorized)	655,613
Net assets	$5,717,220
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$8.72

* Investments, at cost	$80,945,334

Statement of Operations

For the Year Ended September 30, 2007

Investment Income:
Dividends	$1,399,448
Interest	234,518

Total investment income	1,633,966

Expenses:
Management fees	596,521
Transfer agent/maintenance fees	221,765
Administration fees	87,826
Custodian fees	6,579
Directors’ fees	1,568
Professional fees	11,344
Reports to shareholders	9,794
Registration fees	48,623
Other expenses	25,344
12b-1 distribution fees - Class A	181,655
12b-1 distribution fees - Class B	115,315
12b-1 distribution fees - Class C	51,468

Total expenses	1,357,802
Less:
Reimbursement of expenses - Class A	(56,683)
Reimbursement of expenses - Class B	(10,766)
Reimbursement of expenses - Class C	(4,189)
Earnings credits applied	(11)

Net expenses	1,286,153

Net investment income	347,813

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	6,337,792
Options written	126,033

Net realized gain	6,463,825

Net unrealized appreciation (depreciation) during the year on:
Investments	9,441,340
Options written	8,554

Net unrealized appreciation	9,449,894

Net realized and unrealized gain	15,913,719

Net increase in net assets resulting from operations	$16,261,532

The accompanying notes are an integral part of the financial statements

Security
Statements of Changes in Net Assets	Large Cap Value Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (decrease) in net assets from operations:
Net investment income	$347,813	$26,815
Net realized gain during the year on investments	6,463,825	2,351,724
Net unrealized appreciation during the year on investments	9,449,894	4,881,917

Net increase in net assets resulting from operations	16,261,532	7,260,456

Distributions to shareholders from:
Net investment income
Class A	(25,136)	(232,389)

Total distributions to shareholders	(25,136)	(232,389)

Capital share transactions:
Proceeds from sale of shares
Class A	30,239,174	52,794,309
Class B	5,176,235	8,335,522
Class C	2,465,830	2,030,893
Distributions reinvested
Class A	23,953	214,200
Cost of shares redeemed
Class A	(28,048,187)	(39,239,195)
Class B	(6,549,458)	(5,067,244)
Class C	(1,128,054)	(1,707,635)

Net increase from capital share transactions	2,179,493	17,360,850

Net increase in net assets	18,415,889	24,388,917

Net assets:
Beginning of year	81,082,894	56,693,977

End of year	$99,498,783	$81,082,894

Accumulated net investment income at end of year	$343,898	$21,221

Capital share activity:
Shares sold
Class A	3,513,517	7,129,132
Class B	644,129	1,198,221
Class C	309,682	287,449
Shares reinvested
Class A	2,882	30,999
Shares redeemed
Class A	(3,278,710)	(5,369,253)
Class B	(814,025)	(753,462)
Class C	(137,551)	(250,401)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security
Selected data for each share of capital stock outstanding throughout each year	Large Cap Value Fund

					Year Ended September 30,
Class A	2007	2006	2005[a]	2004	2003
Per Share Data
Net asset value, beginning of period	$7.65	$6.78	$5.71	$5.11	$4.25

Income (loss) from investment operations:
Net investment income[b]	0.04	0.01	0.03	0.01	0.02
Net gain on securities (realized and unrealized)	1.49	0.90	1.04	0.60	0.84

Total from investment operations	1.53	0.91	1.07	0.61	0.86

Less distributions:
Dividends from net investment income	—	(0.04)	—	(0.01)	—

Total distributions	—	(0.04)	—	(0.01)	—

Net asset value, end of period	$9.18	$7.65	$6.78	$5.71	$5.11

Total Return[c]	20.04%	13.45%	18.74%	11.98%	20.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,998	$64,786	$45,295	$43,071	$45,858

Ratios to average net assets:
Net investment income	0.51%	0.17%	0.56%	0.19%	0.41%
Total expenses[d]	1.35%	1.49%	1.61%	1.52%	1.45%
Net expenses[e]	1.27%	1.49%	1.61%	1.52%	1.45%
Net expenses prior to custodian earning credits and net of expense waivers	1.27%	1.49%	1.61%	1.52%	1.45%

Portfolio turnover rate	25%	54%	110%	75%	76%

					Year Ended September 30,
Class B	2007[f]	2006	2005[a]	2004	2003
Per Share Data
Net asset value, beginning of period	$7.18	$6.38	$5.42	$4.87	$4.08

Income (loss) from investment operations:
Net investment loss[b]	(0.01)	(0.04)	(0.01)	(0.03)	(0.02)
Net gain on securities (realized and unrealized)	1.41	0.84	0.97	0.58	0.81

Total from investment operations	1.40	0.80	0.96	0.55	0.79

Net asset value, end of period	$8.58	$7.18	$6.38	$5.42	$4.87

Total Return[c]	19.50%	12.54%	17.71%	11.29%	19.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,784	$12,761	$8,500	$10,164	$11,687

Ratios to average net assets:
Net investment loss	(0.08)%	(0.58)%	(0.16)%	(0.57)%	(0.42)%
Total expenses[d]	1.92%	2.26%	2.36%	2.27%	2.20%
Net expenses[e]	1.85%	2.26%	2.36%	2.27%	2.20%
Net expenses prior to custodian earning credits and net of expense waivers	1.85%	2.26%	2.36%	2.27%	2.20%

Portfolio turnover rate	25%	54%	110%	75%	76%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security
Selected data for each share of capital stock outstanding throughout each year	Large Cap Value Fund

					Year Ended September 30,
Class C	2007	2006	2005[a]	2004	2003
Per Share Data
Net asset value, beginning of period	$7.31	$6.49	$5.52	$4.96	$4.16

Income (loss) from investment operations:
Net investment loss[b]	(0.02)	(0.04)	(0.01)	(0.03)	(0.02)
Net gain on securities (realized and unrealized)	1.43	0.86	0.98	0.59	0.82

Total from investment operations	1.41	0.82	0.97	0.56	0.80

Net asset value, end of period	$8.72	$7.31	$6.49	$5.52	$4.96

Total Return[c]	19.29%	12.63%	17.57%	11.29%	19.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,717	$3,536	$2,899	$2,561	$2,130

Ratios to average net assets:
Net investment loss	(0.23)%	(0.60)%	(0.18)%	(0.57)%	(0.33)%
Total expenses[d]	2.10%	2.25%	2.36%	2.28%	2.20%
Net expenses[e]	2.02%	2.25%	2.36%	2.28%	2.20%
Net expenses prior to custodian earning credits and net of expense waivers	2.02%	2.25%	2.36%	2.28%	2.20%

Portfolio turnover rate	25%	54%	110%	75%	76%

[a]	Security Investors (SI) became the advisor of Security Large Cap Value Fund effective June 30, 2005. Prior to June 30, 2005, SI paid Dreyfus Corporation for sub-advisory services.
[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[f]

Effective August 1, 2007, Class B shares ceased charging 12b-1 fees in accordance with the NASD sales cap regulations. Per share information reflects this change. This fee may be reinstated at any time.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Security
Manager’s Commentary	Mid Cap Growth Fund
November 15, 2007	(unaudited)

Adviser, Security Global Investors

        James P. Schier

Senior Portfolio Manager

To Our Shareholders:

For the year ended September 30, 2007, the Security Mid Cap Growth Fund returned 2.10%1, lagging the benchmark Russell 2500 Growth Index’s return of 21.27%. The Fund also lagged its peer group median return of 25.05%.

Our approach with the Mid Cap Growth Fund is to seek securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits or profitability. We are focused on investing in securities of companies that appear likely to generate above average profitability at prices that, as of yet, do not reflect that potential.

Health Care and Utilities Sectors Positive Contributors

Positive sector contributors to the Fund include health care and utilities. While the portfolio weight of the health care sector was 12% versus 18% for the index, a significant underweight, the stocks in the Fund were able to outperform those in the benchmark.

Even with a low weighting in the portfolio and Index, 1.02% to 0.66%, utilities was the other sector that contributed to positive performance for the Fund. Portfolio holdings in the sector gained 38%, nearly 7% more than the benchmark. Top performing securities in the sector for the portfolio include Questar and Alliant.

Energy and Information Technology Prove Difficult

The portfolio was hit hard by security selection in the energy sector even though the Fund had nearly a triple weight in one of the best performing sectors, 18% to 7%. Three of the portfolio’s four largest detractors were in the energy sector. Syntroleum lost 61% of its value, Rentech gave back 53%, and Evergreen Energy slid 51%. As a whole, the energy sector in the portfolio lost 18%. In contrast, the energy sector in the index returned a positive 34%. All of these companies are involved in alternative energy production. Rentech is commercializing a coal-to-liquids technology while Evergreen is in the process of bringing a clean coal technology to market. Both companies were tarnished by the carbon dioxide controversy since CO2 is a significant byproduct of each firm’s process. These issues are more perceptual than material as Evergreen can reduce CO2 from coal. Rentech has CO2 sequestration and disposal plans for the projects under development.

Stock selection was also the culprit in the Information technology sector for the portfolio. A 5% overweight in the portfolio relative to the benchmark, 26% versus 21%, had little effect on the outcome. The information technology sector in the index leapt by 21% as the holdings in the portfolio dropped 0.42%. Two of the sectors holdings were some of the lowest performers in the portfolio. Maxwell Technologies, Inc., lost 43% and Symmetricom, Inc., declined 42% during the period as business developed at a slower pace than anticipated.

Outlook for 2008

We continue to be surprised by the strength of the markets and maintain our cautious stance for U.S. equities in general. Despite the higher levels of short-term interest rates earlier in the year, high energy costs, a tentative consumer, housing related debt uncertainty, and an increasingly unpredictable geopolitical environment, the broad market averages have continued to advance in 2007.

The current environment suggests that there is more risk than the financial markets want to reflect. Regardless of the economic outlook, the sectors that contain the most opportunity still exist in the energy and industrial sectors. However, given the sizeable advances in many of these holdings in the portfolio, the Fund has been reducing its exposure while still being overweight. New money is being committed evenly across other sectors.

On behalf of Security Global Investors, I would like to thank you for trusting your funds with us. We are excited to see what opportunities will be available in the future. As always, we continue to do our best to seek the potential available in small and mid capitalization companies.

Sincerely,

James P. Schier, Senior Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

Security
Performance Summary	Mid Cap Growth Fund
September 30, 2007	(unaudited)

PERFORMANCE

Security Mid Cap Growth Fund vs. Russell 2500 Growth Index

$10,000 Over Ten Years

This chart assumes a $10,000 investment in Class A shares of Security Mid Cap Growth Fund on September 30, 1997, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions of the redemption of fund shares. The Russell 2500 Growth Index is an unmanaged index that measures this performance of securities of small-to-mid U.S. companies with greater-than-average growth orientation.

Average Annual Returns

Periods Ended 9-30-07	1 Year	5 Years	10 Years	Since Inception
A Shares	2.10%	15.70%	9.23%	—

A Shares with sales charge	(3.74)%	14.34%	8.59%	—

B Shares	1.34%	14.85%	8.44%	—

B Shares with CDSC	(3.15)%	14.62%	8.44%	—

C Shares	1.31%	14.89%	—	7.86%
				(1-29-99)
C Shares with CDSC	0.40%	14.89%	—	7.86%
				(1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector as of 9-30-07

Consumer Discretionary	4.23%

Consumer Staples	4.28

Energy	14.21

Financials	10.67

Health Care	11.43

Industrials	17.22

Information Technology	16.59

Materials	1.31

Utilities	2.63

Exchange Traded Funds	8.57

Warrants	0.25

Commercial Paper	9.22

Repurchase Agreement	0.16

Liabilities in excess of other assets	(0.77)

Total net assets	100.00%

The accompanying notes are an integral part of the financial statements

Security
Performance Summary	Mid Cap Growth Fund
September 30, 2007	(unaudited)

PERFORMANCE

Information About Your Fund’s Expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 – September 30, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses

	Beginning Account Value 04-01-07	Ending Account Value 09-30-07[1]	Expenses Paid During Period[2]
Mid Cap Growth Fund
- Class A
Actual	$1,000.00	$982.30	$6.91
Hypothetical	1,000.00	1,018.00	7.03

Mid Cap Growth Fund
- Class B
Actual	1,000.00	979.50	10.62
Hypothetical	1,000.00	1,014.26	10.81

Mid Cap Growth Fund
- Class C
Actual	1,000.00	978.70	10.62
Hypothetical	1,000.00	1,014.26	10.81

[1]

The actual ending account value is based on the actual total return of the Fund for the period from April 1, 2007 to September 30, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2007 to September 30, 2007 was (1.77%), (2.05%) and (2.13%), for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio (1.39%, 2.14% and 2.14% for Class A, B and C shares, respectively), net of earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments	Security Mid Cap Growth Fund
September 30, 2007

	Shares	Value
COMMON STOCK - 90.9%
Aerospace & Defense - 1.2%
Argon ST, Inc. *	114,100	$2,259,180

Apparel Retail - 0.9%
Chico’s FAS, Inc. *	49,000	688,450
Collective Brands, Inc. *	47,000	1,036,820

		1,725,270

Apparel, Accessories & Luxury
Goods - 0.7%
Maidenform Brands, Inc. *	87,500	1,389,500

Application Software - 0.6%
TIBCO Software, Inc. *	150,000	1,108,500

Asset Management & Custody
Banks - 3.2%
Northern Trust Corporation	90,000	5,964,300

Auto Parts & Equipment - 0.4%
HydroGen Corporation * (1)	253,722	761,166

Automotive Retail - 0.3%
O’Reilly Automotive, Inc. *	16,200	541,242

Biotechnology - 4.5%
Combinatorx, Inc. *	176,800	1,092,624
Human Genome Sciences, Inc. *	183,800	1,891,302
Incyte Corporation *	362,600	2,592,590
lomai Corporation *	206,400	392,160
Isis Pharmaceuticals, Inc. *	100,000	1,497,000
Zymogenetics, Inc. *	64,000	835,200

		8,300,876

Broadcasting & Cable TV - 1.2%
Salem Communications Corporation	195,000	1,560,000
WorldSpace, Inc. *	154,300	614,114

		2,174,114

Coal & Consumable Fuels - 4.3%
Arch Coal, Inc.	52,900	1,784,846
Evergreen Energy, Inc. *	1,206,000	6,150,600

		7,935,446

Communications Equipment - 3.4%
Finisar Corporation *	555,500	1,555,400
PC-Tel, Inc. *	349,400	2,651,946
Symmetricom, Inc. *	436,000	2,049,200

		6,256,546

Construction & Engineering - 2.4%
Insituform Technologies, Inc. *	192,000	2,924,160
Shaw Group, Inc. *	25,400	1,475,740

		4,399,900

Consumer Finance - 2.3%
First Marblehead Corporation	112,700	4,274,711

Data Processing & Outsourced Services - 1.4%
Euronet Worldwide, Inc. *	90,000	2,679,300

Diversified Commercial & Professional Services - 1.4%
ChoicePoint, Inc. *	9,300	352,656
Navigant Consulting, Inc. *	180,000	2,278,800

		2,631,456

Electrical Components & Equipment - 9.3%
Brady Corporation	30,000	1,076,400
Power-One, Inc. *	1,406,400	7,172,640
Roper Industries, Inc.	108,700	7,119,850
UQM Technologies, Inc. * (1)	525,216	1,943,299

		17,312,189

Electronic Manufacturing Services - 2.2%
Maxwell Technologies, Inc. *	360,000	4,186,800

Exchange Traded Funds - 8.6%
iShares Russell 2000 Growth Index Fund	91,000	7,796,880
iShares S&P MidCap 400 Growth Index Fund	90,000	8,155,800

		15,952,680

Gas Utilities - 1.6%
Questar Corporation	58,000	3,046,740

Health Care Distributors - 0.9%
Henry Schein, Inc. *	27,700	1,685,268

Health Care Equipment - 0.6%
Orthovita, Inc. *	375,000	1,136,250

Health Care Facilities - 0.8%
US Physical Therapy, Inc. *	97,000	1,435,600

Health Care Services - 2.4%
Hythiam, Inc. *	129,350	962,364
Providence Service Corporation *	122,000	3,581,920

		4,544,284

Health Care Supplies - 1.6%
Dentsply International, Inc.	46,000	1,915,440
Regeneration Technologies, Inc. *	97,000	1,039,840

		2,955,280

Heavy Electrical Equipment - 0.3%
Plug Power, Inc. *	151,200	468,720

Human Resource & Employment Services - 0.5%
Administaff, Inc.	23,500	853,050

Industrial Machinery - 1.5%
Basin Water, Inc. *	199,900	2,364,817

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Mid Cap Growth Fund
September 30, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Industrial Machinery (continued)
Donaldson Company, Inc.	11,100	$463,536

		2,828,353

Life Sciences Tools & Services - 0.3%
Millipore Corporation *	8,000	606,400

Marine Ports & Services - 0.1%
Aegean Marine Petroleum Network, Inc.	3,800	137,788

Metal & Glass Containers - 1.3%
Pactiv Corporation *	85,000	2,436,100

Multi-Line Insurance - 0.5%
Assurant, Inc.	17,500	936,250

Multi-Utilities - 1.0%
Alliant Energy Corporation	48,000	1,839,360

Oil & Gas Drilling - 3.3%
ENSCO International, Inc.	16,300	914,430
Helmerich & Payne, Inc.	157,400	5,167,442

		6,081,872

Oil & Gas Equipment & Services - 1.5%
BJ Services Company	82,200	2,182,410
Superior Energy Services, Inc. *	15,700	556,408

		2,738,818

Oil & Gas Refining & Marketing - 3.6%
Nova Biosource Fuels, Inc. *	416,100	1,169,241
Rentech, Inc. *	2,247,500	4,854,600
Syntroleum Corporation *	320,000	601,600

		6,625,441

Oil & Gas Storage & Transportation - 1.6%
Williams Companies, Inc.	90,000	3,065,400

Packaged Foods & Meats - 4.3%
Hormel Foods Corporation	126,000	4,508,280
Smithfield Foods, Inc. *	110,000	3,465,000

		7,973,280

Pharmaceuticals - 0.3%
Artes Medical, Inc. *	24,100	95,436
Mylan Laboratories, Inc.	31,700	505,932

		601,368

Railroads - 0.4%
Kansas City Southern *	25,000	804,250

Real Estate Management & Development - 0.5%
Forest City Enterprises, Inc.	9,200	507,472
Jones Lang LaSalle, Inc.	4,800	493,248

		1,000,720

Regional Banks - 1.2%
Boston Private Financial Holdings, Inc.	80,000	2,227,200

Residential REIT’s - 0.2%
UDR, Inc.	17,500	425,600

Retail REIT’s - 1.1%
Macerich Company	24,000	2,101,920

Semiconductors - 7.5%
Applied Micro Circuits Corporation *	1,100,000	3,476,000
IXYS Corporation *	630,000	6,570,900
Mindspeed Technologies, Inc. *	1,549,200	2,571,672
QuickLogic Corporation *	401,900	1,310,194

		13,928,766

Specialized REIT’s - 0.2%
Ventas, Inc.	11,100	459,540

Specialty Stores - 0.7%
PetSmart, Inc.	39,700	1,266,430

Systems Software - 1.5%
Progress Software Corporation *	90,000	2,727,000

Thrifts & Mortgage Finance - 1.3%
Clayton Holdings, Inc. *	307,500	2,463,075

TOTAL COMMON STOCK (Cost $165,772,499)		$169,253,299

PREFERRED STOCK - 0.2%
Environmental & Facilities Services - 0.2%
ThermoEnergy Corporation PIPE * (1)(2)(3)	745,000	383,675

TOTAL PREFERRED STOCK (Cost $702,947)		$383,675

WARRANTS - 0.3%
Warrants - 0.3%
Lime Energy Company $ 1.00, 3/19/2009	20,767	20,243
Nova Biosource Fuels, Inc. $ 2.40, 7/5/2011	208,050	350,545
Orthovita, Inc. $ 4.00, 6/26/2008	75,000	8,715
Syntroleum Corporation $ 7.60, 5/26/2008	14,100	5,499
ThermoEnergy Corporation $ 0.75, 7/14/2008 (1)(2)	745,000	73,159

		458,161

TOTAL WARRANTS (Cost $802,989)		$458,161

The accompanying notes are an Integral part of the financial statements

Schedule of Investments	Security Mid Cap Growth Fund
September 30, 2007 - continued

	Principal Amount	Value
COMMERCIAL PAPER - 9.2%
Banking - 1.7%
UBS Finance (DE) LLC
4.65%, 10/2/2007	2,000,000	$1,999,736
5.00%, 10/16/2007	1,200,000	1,197,500

		3,197,236

Brokerage - 0.8%
JP Morgan Chase & Company
4.45%, 10/11/2007	1,500,000	1,498,146

Electric - 0.9%
Florida Power & Light Company
4.75%, 10/3/2007	1,700,000	1,699,551

Financial Companies - Captive - 2.5%
General Electric Capital Corporation
4.65%, 10/4/2007	2,400,000	2,399,080
4.70%, 10/5/2007	2,300,000	2,298,812

		4,697,892

Non U.S. Banking - 3.3%
Danske Corporation
5.05%, 10/10/2007	1,900,000	1,897,601
Societe Generale
4.84%, 10/1/2007	2,000,000	2,000,000
4.90%, 10/9/2007	2,200,000	2,197,605

		6,095,206

TOTAL COMMERCIAL PAPER (Cost $17,188,031)		$17,188,031

REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 4.53%, dated 9/28/07, matures 10/01/07; repurchase amount $297,112 (Collateralized by U.S. Treasury Note, 4.50%, 2/15/09 with a value of $303,716)	$297,000	$297,000

TOTAL REPURCHASE AGREEMENT (Cost $297,000)		$297,000

Total Investments (Security Mid Cap Growth Fund)
(Cost $184,763,466) - 100.8%		$187,580,166
Liabilities in Excess of Other Assets - (0.8)%		(1 442 339)

TOTAL NET ASSETS - 100.0%		$186,137,827

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2007 was $184,763,466.

*	- Non-income producing security
1	- Security is deemed illiquid. See Note 8 in notes to financial statements.
2	- Security is restricted from resale. See Note 6 in notes to financial statements.
3	- PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements

Security
Mid Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2007

Assets:
Investments, at value*	$187,580,166

Receivables:
Fund shares sold	80,926
Securities sold	596,469
Dividends	53,703
Prepaid expenses	31,893

Total assets	188,343,157

Liabilities:
Cash overdraft	30
Payable for:
Securities purchased	1,782,029
Fund shares redeemed	178,574
Management fees	113,388
Custodian fees	2,487
Transfer agent/maintenance fees	19,979
Administration fees	14,762
Professional fees	21,550
12b-1 distribution plan fees	53,481
Directors’ fees	2,500
Other	16,550

Total liabilities	2,205,330

Net assets	$186,137,827

Net assets consist of:
Paid in capital	$151,255,870
Undistributed net realized gain on sale of investments	32,065,257
Net unrealized appreciation in value of investments	2,816,700

Net assets	$186,137,827

Class A:
Capital shares outstanding (unlimited number of shares authorized)	14,448,409
Net assets	$160,543,740
Net asset value and redemption price per share	$11.11

Maximum offering price per share (net asset value divided by 94.25%)	$11.79

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,637,457
Net assets	$14,876,609
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.09

Class C:
Capital shares outstanding (unlimited number of shares authorized)	1,060,204
Net assets	$10,717,478
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.11

* Investments, at cost	$184,763,466

Statement of Operations

For the Year Ended September 30, 2007

Investment Income:
Dividends	$860,751
Interest	732,749

Total investment income	1,593,500

Expenses:
Management fees	1,632,227
Transfer agent/maintenance fees	499,924
Administration fees	208,997
Custodian fees	17,543
Directors’ fees	7,354
Professional fees	27,695
Reports to shareholders	25,957
Registration fees	62,600
Other expenses	32,037
12b-1 distribution fees - Class A	462,147
12b-1 distribution fees - Class B	191,270
12b-1 distribution fees - Class C	136,445

Total expenses	3,304,196
Less:
Earnings credits applied	(96)

Net expenses	3,304,100

Net investment loss	(1,710,600)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	36,424,226
Options written	219,597

Net realized gain	36,643,823

Net unrealized appreciation (depreciation) during the year on:
Investments	(29,725,347)
Options written	204,335

Net unrealized depreciation	(29,521,012)

Net realized and unrealized gain	7,122,811

Net increase in net assets resulting from operations	$5,412,211

The accompanying notes are an integral part of the financial statements

Security
Statement of Changes in Net Assets	Mid Cap Growth Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (decrease) in net assets from operations:
Net investment loss	$(1,710,600)	$(2,484,452)
Net realized gain during the year on investments	36,643,823	31,881,628
Net unrealized depreciation during the year on investments	(29,521,012)	(24,964,195)

Net increase in net assets resulting from operations	5,412,211	4,432,981

Distributions to shareholders from:
Net realized gain
Class A	(19,776,158)	(13,404,927)
Class B	(2,496,080)	(2,137,907)
Class C	(1,608,868)	(1,288,551)

Total distributions to shareholders	(23,881,106)	(16,831,385)

Capital share transactions:
Proceeds from sale of shares
Class A	48,235,738	64,440,077
Class B	1,357,847	3,192,315
Class C	1,704,430	3,755,889
Distributions reinvested
Class A	19,133,742	12,899,625
Class B	2,453,633	2,106,540
Class C	1,496,764	1,195,749
Cost of shares redeemed
Class A	(83,873,354)	(58,969,056)
Class B	(8,893,103)	(8,845,377)
Class C	(6,683,210)	(4,824,246)

Net increase (decrease) from capital share transactions	(25,067,513)	14,951,516

Net increase (decrease) in net assets	(43,536,408)	2,553,112

Net assets:
Beginning of year	229,674,235	227,121,123

End of year	$186,137,827	$229,674,235

Accumulated net investment income at end of year	$—	$—

Capital share activity:
Shares sold
Class A	4,072,151	5,111,243
Class B	142,975	297,700
Class C	160,950	323,232
Shares reinvested
Class A	1,702,290	1,075,865
Class B	265,258	207,746
Class C	145,458	107,242
Shares redeemed
Class A	(7,294,430)	(4,738,606)
Class B	(946,339)	(827,165)
Class C	(639,771)	(415,740)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security
Selected data for each share of capital stock outstanding throughout each year	Mid Cap Growth Fund

					Year Ended September 30,
Class A	2007	2006	2005	2004[a]	2003
Per Share Data
Net asset value, beginning of period	$12.03	$12.65	$11.02	$10.84	$7.03

Income (loss) from investment operations:
Net investment loss[b]	(0.08)	(0.12)	(0.10)	(0.13)	(0.10)
Net gain on securities (realized and unrealized)	0.35	0.47	2.46	0.71	3.91

Total from investment operations	0.27	0.35	2.36	0.58	3.81

Less distributions:
Distributions from realized gains	(1.19)	(0.97)	(0.73)	(0.40)	—

Total distributions	(1.19)	(0.97)	(0.73)	(0.40)	—

Net asset value, end of period	$11.11	$12.03	$12.65	$11.02	$10.84

Total Return[c]	2.10%	2.81%	21.76%	5.23%	54.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$160,544	$192,159	$183,676	$149,715	$134,208

Ratios to average net assets:
Net investment loss	(0.67)%	(0.93)%	(0.85)%	(1.11)%	(1.14)%
Total expenses[d]	1.41%	1.40%	1.42%	1.41%	1.41%
Net expenses[e]	1.41%	1.40%	1.42%	1.41%	1.41%
Net expenses prior to custodian earning credits and net of expense waivers	1.41%	1.40%	1.42%	1.41%	1.41%

Portfolio turnover rate	34%	41%	31%	50%	57%

					Year Ended September 30,
Class B	2007	2006	2005	2004[a]	2003
Per Share Data
Net asset value, beginning of period	$10.12	$10.86	$9.61	$9.57	$6.26

Income (loss) from investment operations:
Net investment loss[b]	(0.14)	(0.18)	(0.16)	(0.19)	(0.15)
Net gain on securities (realized and unrealized)	0.30	0.41	2.14	0.63	3.46

Total from investment operations	0.16	0.23	1.98	0.44	3.31

Less distributions:
Distributions from realized gains	(1.19)	(0.97)	(0.73)	(0.40)	—

Total distributions	(1.19)	(0.97)	(0.73)	(0.40)	—

Net asset value, end of period	$9.09	$10.12	$10.86	$9.61	$9.57

Total Return[c]	1.34%	2.12%	20.95%	4.44%	52.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,877	$22,010	$27,115	$26,578	$26,459

Ratios to average net assets:
Net investment loss	(1.43)%	(1.68)%	(1.61)%	(1.86)%	(1.89)%
Total expenses[d]	2.16%	2.15%	2.17%	2.16%	2.16%
Net expenses[e]	2.16%	2.15%	2.17%	2.16%	2.16%
Net expenses prior to custodian earning credits and net of expense waivers	2.16%	2.15%	2.17%	2.16%	2.16%

Portfolio turnover rate	34%	41%	31%	50%	57%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Security
Selected data for each share of capital stock outstanding throughout each year	Mid Cap Growth Fund

					Year Ended September 30,
Class C	2007	2006	2005	2004[a]	2003
Per Share Data
Net asset value, beginning of period	$11.13	$11.84	$10.43	$10.34	$6.76

Income (loss) from investment operations:
Net investment loss[b]	(0.15)	(0.19)	(0.18)	(0.21)	(0.16)
Net gain on securities (realized and unrealized)	0.32	0.45	2.32	0.70	3.74

Total from investment operations	0.17	0.26	2.14	0.49	3.58

Less distributions:
Distributions from realized gains	(1.19)	(0.97)	(0.73)	(0.40)	—

Total distributions	(1.19)	(0.97)	(0.73)	(0.40)	—

Net asset value, end of period	$10.11	$11.13	$11.84	$10.43	$10.34

Total Return[c]	1.31%	2.20%	20.83%	4.59%	52.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,717	$15,505	$16,330	$14,759	$11,279

Ratios to average net assets:
Net investment loss	(1.43)%	(1.68)%	(1.60)%	(1.86)%	(1.89)%
Total expenses[d]	2.16%	2.15%	2.17%	2.16%	2.16%
Net expenses[e]	2.16%	2.15%	2.17%	2.16%	2.16%
Net expenses prior to custodian earning credits and net of expense waivers	2.16%	2.15%	2.17%	2.16%	2.16%

Portfolio turnover rate	34%	41%	31%	50%	57%

[a]

The financial highlights for the Security Mid Cap Growth Fund exclude the historical financial highlights of the Technology Series Class, A, B and C shares. The assets of the Technology Series were acquired by the Security Mid Cap Growth Fund on October 3, 2003.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

September 30, 2007

1. Significant Accounting Policies

Security Large Cap Value, Equity and Mid Cap Growth Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Equity Fund accounts for the assets of each series separately. Class “A” shares are generally sold with a sales charge at the time of purchase. Class “A” shares are not subject to a sales charge when they are redeemed, except for purchases of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class “B” shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Redemptions of Class “B” shares within five years of acquisition incur a contingent deferred sales charge. Class “C” shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of Class “C” shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation – Valuations of the Funds’ or Series’ securities are supplied by pricing services approved by the Board of Directors. The Funds’ officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Funds or Series that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund or Series will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds’ or Series’ investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of a foreign exchange that will affect the value of a Fund or Series portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund or Series net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Funds or Series generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by Interactive Data Corporation’s Fair Value Information Service in valuing foreign securities.

B. Repurchase Agreements – In connection with transactions in repurchase agreements, it is the Funds’ or Series’ policy that their custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund or Series may be delayed or limited.

C. Foreign Currency Transactions – The accounting records of the Funds or Series are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds or Series. Foreign investments may also subject the Fund or Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds or Series do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in

Notes to Financial Statements

September 30, 2007

foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

D. Forward Foreign Currency Exchange Contracts – Global Series of the Security Equity Fund may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

E. Futures – The Funds or Series may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity minimizing transaction costs and hedging possible variations in foreign exchange values. The Funds or Series, as applicable, may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Fund or Series, as applicable, may pay from its cash balances and reduce its future positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds or Series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds or Series. The Funds or Series realize a gain or loss when the contract is closed or expires.

F. Options Purchased and Written – The Funds or Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to hedge the Funds’ or Series’ portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund or Series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

G. Securities Sold Short – Certain Funds or Series may make short sales “against the box,” in which the Fund or Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds’ or Series’ net assets be in deposits on short sales against the box. If a Fund or Series makes a short sale, the Fund or Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund or Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund or Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund or Series is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Funds or Series may make short sales that are not “against the box,” which create opportunities to increase the Fund’s or Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund or Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund or Series are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund or Series are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

H. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are

Notes to Financial Statements

September 30, 2007

reported on an identified cost basis. Dividend income is accrued as of ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund or Series is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities.

I. Expenses – Expenses that are directly related to one of the Funds or Series are charged directly to that Fund or Series. Other operating expenses are allocated to the Funds or Series on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund or Series are allocated to each respective class in proportion to the relative net assets of each class.

J. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

K. Taxes – The Funds or Series intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

L. Earnings Credits – Under the fee agreement with the custodian, the Funds or Series may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

M. Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

N. Indemnifications – Under the Funds’ or Series’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds or Series. In addition, in the normal course of business, the Funds or Series enter into contracts that provide general indemnification to other parties. The Funds’ or Series’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds or Series that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

O. Recent Accounting Pronouncements – On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be deemed to be uncertain and would be recorded as tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in its semi-annual report on March 31, 2008. As of the date of this report, management is evaluating the implications of FIN 48 and its impact to the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value requirements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

2. Management Fees and Other Transactions with Affiliates

Management fees are paid monthly to Security Investors (SI), (formerly known as Security Management Company) based on the following annual rates for the year ended September 30, 2007:

Management Fees (as a % of net assets)
Security Equity Fund:
Alpha Opportunity Series*	1.90%[1]
Equity Series	0.75%
Global Series	1.00%
Mid Cap Value Series	0.80%[2]
Select 25 Series	0.75%
Small Cap Growth Series	1.00%
Security Large Cap Value Fund	0.65%
Security Mid Cap Growth Fund	0.75%

*	Alpha Opportunity Series’ management fee will range from 1.25% to 2.75% of average daily net assets as discussed below.
[1]

SI receives a management fee from the Alpha Opportunity Series that consists of two components. The first component is an annual base fee equal to 2.00% of Alpha Opportunity Series average daily net assets. The second component is a base fee adjustment that either increases or decreases the base fee, depending on how Alpha Opportunity Series (calculated by reference to its Class

Notes to Financial Statements

September 30, 2007

A shares) performed relative to the S&P 500 Index over the prior 12-month period (the “Measuring Period”). SI will receive the base fee of 2.00% without adjustment if the performance of Alpha Opportunity Series (calculated by reference to its Class A shares) matches the performance of the S&P 500 Index. The maximum base fee adjustment at each calculation period is 0.75% up or down in the event that Alpha Opportunity Series outperforms or underperforms the S&P 500 Index by 15% or more. SI calculates the base fee adjustment each month based upon Alpha Opportunity Series’ performance relative to the S&P 500 Index during the Measuring Period ending on the last day of the month. If Alpha Opportunity Series outperforms the S&P 500 Index over the Measuring Period, the base fee is adjusted upward. The upward adjustment is equal to the amount by which Alpha Opportunity Series’ performance exceeds that of the S&P 500 Index divided by 15 and multiplied by the average daily net assets of Alpha Opportunity Series during the Measuring Period to determine the base fee adjustment for the month. If Alpha Opportunity Series underperforms the Index, the base fee is adjusted downward on the same basis. SI will determine the dollar amount of any performance adjustment each month by multiplying the adjustment percentage by the average daily net assets of the Alpha Opportunity Series during the Measuring Period and dividing that number by the number of days in the Measuring Period and then multiplying that amount by the number of days in the current month.

[2]

Management fees are payable at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Mid Cap Value Series in excess of $200 million.

SI also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Fund or Series. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)
Security Equity Fund:
Alpha Opportunity Series	0.15%
Equity Series	0.095%
Global Series	0.05% + greater of 0.10% or $ 60,000
Mid Cap Value Series	0.095%
Select 25 Series	0.095%
Small Cap Growth Series	0.095%
Security Large Cap Value Fund	0.095%
Security Mid Cap Growth Fund	0.095%
Minimum charge per Series or Fund	$25,000
Certain out-of-pocket charges	Varies

SI is paid the following for providing transfer agent services to the Funds:

Annual per account charge	$5.00 - $8.00
Transaction fee	$0.60 - $1.10
Annual minimum charge (per Series or Fund)	$25,000
Certain out-of-pocket charges	Varies

Effective January 1, 2007, the investment advisory contract for Security Large Cap Value Fund provides that the total expenses be limited to 1.25% of average net assets for Class A shares and 2.00% of average net assets for both Class B and Class C shares, exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions. Effective January 1, 2007, the investment advisory contract for the Select 25 Series provides that the total expenses be limited to 1.35% of average net assets for Class A shares and 2.10% of average net assets for both Class B and C shares, exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions. Effective January 1, 2007, the investment advisory contract for the Alpha Opportunity Series provides that the total other expenses be limited to 0.50% of average net assets for each class of shares, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions, 12b-1 fees and dividends on short sales. These contracts are in effect through December 31, 2008. SMC has agreed to limit the total expenses for each class of the Mid Cap Value Series and the Small Cap Growth Series to 2.00% of average net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12-1 fees for the aforementioned Series. The expense limits are voluntary and may be terminated at any time without notice to shareholders.

The Funds have adopted Distribution Plans related to the offering of Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund’s or Series’ Class B and Class C shares, and 0.25% of the average daily net assets of each Fund’s or Series’ Class A shares. Effective August 25, 2005, Global Series ceased charging 12b-1 fees on Class B shares in accordance with the NASD sales cap regulations. Effective August 1, 2007, the Security Large Cap Value Fund ceased charging 12b-1 fees on Class B shares in accordance with the NASD sales cap regulations. These fees may be reinstated at any time.

Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Corporation and the distributor of the Funds or Series, received net underwriting commissions on sales of shares after allowances to brokers and dealers as follows:

SDI Underwriting Commissions
Security Equity Fund:
Alpha Opportunity Series	$18,132
Equity Series	13,374
Global Series	163,550
Mid Cap Value Series	419,852
Select 25 Series	12,933
Security Large Cap Value Fund	44,697
Security Mid Cap Growth Fund	45,957

In connection with the change in sub-advisors of the Global Series, SI reimbursed the Series for a portion of the commissions resulting from transition costs. Such commissions, which are included in realized gains, amounted to $97,172.

Notes to Financial Statements

September 30, 2007

Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company, a subsidiary of Security Benefit Corporation, and its affiliates, which include Security Global Investors (SGI) and SDI.

At September 30, 2007, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds or Series, as follows:

Fund or Series	Percent of outstanding shares owned
Security Equity Fund:
Alpha Opportunity Series	20.34%
Equity Series	15.48%
Global Series	8.78%
Select 25 Series	17.29%
Small Cap Growth Series	14.78%
Security Large Cap Value Fund	19.25%
Security Mid Cap Growth Fund	6.25%

3. Investment Transactions

Investment transactions for the year ended September 30, 2007, (excluding overnight investments and short-term commercial paper) were as follows:

	Purchases	Proceeds from Sales
Security Equity Fund:
Alpha Opportunity Series	$276,165,272	$282,514,691
Equity Series	77,804,125	172,856,906
Global Series	287,889,987	298,780,302
Mid Cap Value Series	407,619,138	392,553,314
Select 25 Series	11,417,213	22,346,554
Small Cap Growth Series	74,558,792	84,428,722
Security Large Cap Value Fund	24,038,476	21,403,185
Security Mid Cap Growth Fund	68,348,029	124,118,468

4. Open Futures Contracts

Open futures contracts for Alpha Opportunity Series as of September 30, 2007, were as follows:

Alpha Opportunity Series
S&P 500 Index Futures
Position	Long
Number of Contracts	34
Expiration Date	12-21-07
Contract Amount	$12,534,508
Market Value	$13,073,850
Unrealized Gain	$539,342

5. Options Written

Information as to options written by the Fund or Series during the year ended September 30, 2007, and options outstanding at period end is provided below:

Equity Series Call Options Written

	Number of Contracts	Premium Amount
Balance at September 30, 2006	1,968	$320,690
Opened	5,253	498,794
Expired	(6,135)	(643,232)
Exercised	(1,086)	(176,252)

Balance at September 30, 2007	—	$—

Equity Series Put Options Written

	Number of Contracts	Premium Amount
Balance at September 30, 2006	980	$142,320
Opened	1,902	461,545
Exercised	(474)	(86,740)
Expired	(2,408)	(517,125)

Balance at September 30, 2007	—	$—

Mid Cap Value Series Call Options Written Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Corn Products International	10-19-07	$45.00	1,240	$241,800
McDermott International	10-19-07	45.00	1,160	1,044,000
	10-19-07	47.50	1,160	788,800
Playtex Products, Inc.	10-19-07	15.00	3,800	1,216,000
Shaw Group, Inc.	10-19-07	35.00	1,767	3,675,360
USEC, Inc.	10-19-07	22.50	2,505	12,525
Williams Companies, Inc.	01-18-08	32.50	1,430	557,700

Total call options outstanding (premiums received, $2,685,538)			13,062	$7,536,185

Mid Cap Value Series Call Options Written

	Number of Contracts	Premium Amount
Balance at September 30, 2006	6,254	$1,118,959
Opened	27,926	5,022,292
Bought Back	(260)	(18,979)
Expired	(6,444)	(1,073,309)
Exercised	(14,414)	(2,363,425)

Balance at September 30, 2007	13,062	$2,685,538

Mid Cap Value Series Put Options Written

	Number of Contracts	Premium Amount
Balance at September 30, 2006	1,200	$129,596
Opened	1,125	165,854
Expired	(2,325)	(295,450)

Balance at September 30, 2007	—	$—

Notes to Financial Statements

September 30, 2007

Select 25 Series Call Options Written

	Number of Contracts	Premium Amount
Balance at September 30, 2006	237	$41,934
Opened	650	72,927
Expired	(162)	(30,497)
Exercised	(725)	(84,364)

Balance at September 30, 2007	—	$—

Select 25 Series Put Options Written

	Number of Contracts	Premium Amount
Balance at September 30, 2006	—	$—
Opened	222	61,427
Expired	(144)	(47,153)
Exercised	(78)	(14,274)

Balance at September 30, 2007	—	$—

Security Large Cap Value Fund Put Options Written Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
First Marblehead Corporation	10-19-07	$30.00	235	$3,525

Total call options outstanding (premiums received, $19,504)			235	$3,525

Security Large Cap Value Fund Call Options Written

	Number of Contracts	Premium Amount
Balance at September 30, 2006	518	$67,841
Opened	1,181	127,607
Expired	(369)	(43,708)
Exercised	(1,330)	(151,740)

Balance at September 30, 2007	—	$—

Security Large Cap Value Fund Put Options Written

	Number of Contracts	Premium Amount
Balance at September 30, 2006	—	$—
Opened	675	121,592
Expired	(332)	(82,324)
Exercised	(108)	(19,764)

Balance at September 30, 2007	235	$19,504

Security Mid Cap Growth Fund Call Options Written

	Number of Contracts	Premium Amount
Balance at September 30, 2006	1,313	$258,245
Opened	2,524	384,574
Bought Back	(589)	(42,996)
Expired	(1,535)	(266,129)
Exercised	(1,713)	(333,694)

Balance at September 30, 2007	—	$—

Notes to Financial Statements

September 30, 2007

6. Restricted Securities

As of September 30, 2007, the following Funds or Series contained restricted securities. Market value, cost, percentage of total net assets and acquisition dates are as follows:

	Number of Shares	Price Per Share	Market Value	Cost	% of Net Assets	Acquisition Dates
Security Equity Fund:
Mid Cap Value Series
ThermoEnergy Corporation PIPE	1,745,000	$0.515	$898,675	$1,646,500	0.1%	07-14-05
ThermoEnery Corporation Warrant	1,745,000	0.0982	171,359	447,500	0.0%	07-14-05

Security Mid Cap Growth Fund
ThermoEnergy Corporation PIPE	745,000	0.515	383,675	702,947	0.2%	07-14-05
ThermoEnergy Corporation Warrant	745,000	0.0982	73,159	191,053	0.0%	07-14-05

These securities have been valued after considering certain pertinent factors including the results of operations since the date of purchase, and the recent sales price of its common stock. No quoted market price exists for these shares. It is possible that the estimated fair value may differ significantly from the amount that might ultimately be realized in the near term.

7. Fair Valued Securities

As of September 30, 2007, the following Funds contained securities that were fair valued by the Board of Directors. Market value, cost and percentage of total net assets are as follows:

	Market Value	Cost	% of Net Assets
Security Large Cap Value Fund	$—	$125,000	0.0%

8. Illiquid Securities

As of September 30, 2007, the following Funds or Series contained securities that were considered illiquid. Market value, cost and percentage of total net assets are as follows:

	Market Value	Cost	% of Net Assets
Security Equity Fund:
Mid Cap Value Series	$41,141,186	$44,645,386	4.2%
Security Large Cap Value Fund	—	125,000	0.0%
Security Mid Cap Growth Fund	3,161,299	3,591,972	1.7%

9. Federal Tax Matters

For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at September 30, 2007, were as follows:

	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)
Security Equity Fund:
Alpha Opportunity Series	$328,903	$(314,723)	$14,180
Equity Series	83,774,889	(21,668,460)	62,106,429
Global Series	10,962,001	(2,266,361)	8,695,640
Mid Cap Value Series	186,156,902	(72,056,403)	114,100,499
Select 25 Series	7,191,037	(2,481,126)	4,709,911
Small Cap Growth Series	10,648,586	(1,682,372)	8,966,214
Security Large Cap
Value Fund	21,319,703	(2,109,537)	19,210,166
Security Mid Cap
Growth Fund	23,925,006	(21,108,305)	2,816,701

Notes to Financial Statements

September 30, 2007

The tax character of distributions paid during the fiscal years ended September 30, 2007 and 2006 are as follows:

2007	Ordinary Income	Capital Gain	Total
Security Equity Fund:
Alpha Opportunity Series	$2,569,557	$708,308	$3,277,865
Equity Series	9,735,014	30,529,927	40,264,941
Global Series	68,515	22,793,963	22,862,478
Mid Cap Value Series	15,495,867	36,895,809	52,391,676
Security Large Cap Value Fund	25,136	—	25,136
Security MidCap Growth Fund	1,583,425	22,297,681	23,881,106

2006
Security Equity Fund:
Alpha Opportunity Series	$1,674,911	$303,639	$1,978,550
Equity Series	2,147,421	12,570,669	14,718,090
Mid Cap Value Series	—	33,921,702	33,921,702
Security Large Cap Value Fund	232,389	—	232,389
Security Mid Cap Growth Fund	—	16,831,385	16,831,385

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

As of September 30, 2007, the components of distributable earnings on a tax basis were:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/(Deficit)
Security Equity Fund:
Alpha Opportunity Series	$5,671,129	$449,941	$—	$16,564	$6,137,634
Equity Series	4,553,171	39,606,777	—	62,106,429	106,266,377
Global Series	—	57,260,972	(1,400,099)	8,702,573	64,563,446
Mid Cap Value Series	7,481,260	144,250,280	—	109,249,852	260,981,392
Select 25 Series	—	4,184,456	(8,584,526)	4,709,911	309,841
Small Cap Growth Series	841,392	2,801,665	—	8,966,214	12,609,271
Security Large Cap Value Fund	343,898	1,047,876	—	19,226,145	20,617,919
Security Mid Cap Growth Fund	6,035,045	27,748,261	(1,718,049)	2,816,700	34,881,957

*	Certain Funds had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes.
**	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies and bond discount accretion.

Notes to Financial Statements

September 30, 2007

As of September 30, 2007, the capital loss carryovers utilized and expired in 2007 and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains and post-October losses that are deferred to the first day of the next fiscal year are as follows:

	Capital Loss Carryovers Utilized in 2007	Capital Loss Carryovers Expired In 2007	Capital Loss Carryovers at 9/30/07	Expires In	Deferred Post- October Losses
Security Equity Fund:
Global Series	$442,978	$—	$208,547	2009	$282,912
	—	—	908,640	2010

	$442,978	$—	$1,117,187

Select 25 Series*	$1,707,436	$—	$159,999	2008	$—
	132,011	951,007	2,412,936	2009
	1,824,532	1,673,951	2,582,076	2010
	—	2,429,063	3,390,876	2011
	—	—	38,639	2012

	$3,663,979	$5,054,021	$8,584,526

Small Cap Growth Series	$2,060,375	$—	$—		$—

Security Large Cap
Value Fund	$5,372,763	$—	$—		$—

Security Mid Cap
Growth Fund	$567,035	$—	$1,134,070	2009	$—
	—	—	567,035	2010
	—	—	16,944	2011

	$567,035	$—	$1,718,049

*	The Security Equity Fund—Select 25 Series obtained approximately $1,236,753, $3,140,789 and $1,728,838 of capital losses (included above) from its merger with Security Equity Fund—Social Awareness Series, Enhanced Index Series and Large Cap Growth Series, respectively, on June 16, 2006 (see Note 11). Certain of these capital losses expired (as shown above) due to limitations imposed by Section 382 of the Internal Revenue Code. The remaining capital losses may be applied against future realized capital gains subject to annual limitations.

Notes to Financial Statements

September 30, 2007

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book tax differences:

	Accumulated Net Realized Gain/(Loss)	Undistributed Net Investment Income	Paid-in- Capital
Security Equity Fund:
Alpha Opportunity Series	$(98,385)	$98,385	$—
Equity Series	(156,727)	156,727	—
Global Series	(1,957,585)	4,202,155	(2,244,570)
Select 25 Series	5,054,021	257,870	(5,311,891)
Small Cap Growth Series	(801,856)	801,856	—
Security Mid Cap
Growth Fund	(1,710,600)	1,710,600	—

10. Affiliated Transactions*

Investments representing 5% or more of the outstanding voting securities of a portfolio company of a fund result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Mid Cap Value Series of the Security Equity Fund as of September 30, 2007 amounted to $26,668,827 which represents 2.7% of net assets. There were no affiliated companies held in any other Fund or Series. Transactions in the Mid Cap Value Series during the year ended September 30, 2007, in which the portfolio company is an “affiliated person” are as follows:

	Balance 9-30-06	Gross Additions	Gross Reductions	Balance 9-30-07	Realized Gain/(Loss)	Investment Income
Bimini Capital Management, Inc. (Shares)	—	1,474,400	—	1,474,400	—	—
Bimini Capital Management, Inc. (Cost)	$—	$16,310,457	$—	$16,310,457	$—	$—

Hydrogen Corporation (Shares)	732,850	107,450	—	840,300	—	—
Hydrogen Corporation (Cost)	$3,536,282	$518,083	$—	$4,054,365	$—	$—

Merix Corporation (Shares)	1,476,000	—	(426,750)	1,049,250	—	—
Merix Corporation (Cost)	$15,588,034	$—	$(4,321,027)	$11,267,007	$933,667	$—

North Pointe Holdings Corporation (Shares)	470,000	55,000	—	525,000	—	—
North Pointe Holdings Corporation (Cost)	$5,861,235	$547,750	$—	$6,408,985	$—	$—

Quixote Coproration (Shares)	239,650	239,450	—	479,100	—	—
Quixote Corporation (Cost)	$4,601,123	$4,716,905	$—	$9,318,028	$—	$136,563

ThermoEnergy Corporation PIPE (Shares)	1,745,000	—	—	1,745,000	—	—
ThermoEnergy Corporation PIPE (cost)	$1,646,500	$—	$—	$1,646,500	$—	$—

ThermoEnergy Corporation Warrant (Shares)	1,745,000	—	—	1,745,000	—	—
ThermoEnergy Corporation Warrant (Cost)	$447,500	$—	$—	$447,500	$—	$—

*	As a result of the Security Mid Cap Values Series’ beneficial ownership of the common stock of these portfolio companies, applicable regulations require that the Series state that it may be deemed an affiliate of the respective portfolio company. The Series disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Series or any other client of the Advisor.

Notes to Financial Statements

September 30, 2007

11. Acquisition of the Enhanced Index Series, Large Cap Growth Series and Social Awareness Series of Security Equity Fund

Pursuant to a plan of reorganization approved by the shareholders of the Enhanced Index Series, Large Cap Growth Series and Social Awareness Series of Security Equity Fund, Select 25 Series of Security Equity Fund acquired all of the net assets of Enhanced Index Series, Large Cap Growth Series and Social Awareness Series on June 16, 2006 which totaled $10,521,264, $9,349,430 and $15,026,332, respectively. A total of 1,113,825 shares of Enhanced Index Series, 1,516,468 shares of Large Cap Growth Series and 734,975 shares of Social Awareness Series were exchanged for 1,136,596 shares, 995,315 shares and 1,592,592 shares, respectively of Select 25 Series immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Enhanced Index Series’ net assets included $134,643 of unrealized appreciation and $3,166,376 of accumulated realized loss on investments. Large Cap Growth Series’ net assets included $950,756 of unrealized appreciation and $1,763,332 of accumulated realized loss on investments. Social Awareness Series’ net assets included $1,208,145 of unrealized appreciation and $2,034,274 of accumulated realized loss. The aggregate net assets of Select 25 Series immediately before the acquisition totaled $28,909,382 and following the acquisition, the combined net assets of Select 25 Series totaled $63,806,408.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Equity Fund (comprised of Alpha Opportunity, Equity, Global, Mid Cap Value, Select 25 and Small Cap Growth Series), Security Large Cap Value Fund and Security Mid Cap Growth Fund (the Funds) as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective entities/series constituting the Funds at September 30, 2007, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri

November 21, 2007

Special Shareholders’ Meeting

(unaudited)

A special meeting of the shareholders of the Global Series of Security Equity Fund was held on July 27, 2007. Each matter voted upon at the meeting, as well as the number of votes cast for, against, withheld or abstentions with respect to such matters are set forth below:

(1)	The approval of an investment sub-advisory agreement between Security Investors and Security Global Investors, LLC pursuant to which Security Global Investors, LLC will be appointed as an investment sub-adviser to the Global Series of Security Equity Fund. The following votes were cast regarding this matter:

	Votes For	Votes Against/Abstentions
Security Equity Fund,
Global Series	3,642,165	1,405,675

Directors (unaudited)

The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Year Elected***	Principal Occupation(s) During Past 5 Years
Donald A. Chubb, Jr.**	Business Broker - Griffith & Blair Realtors
(12-14-46)	Director - Jayhawk Area Boy Scouts Council
1994

Harry W. Craig, Jr.**	Chairman, CEO, Secretary & Director - The Martin Tractor Company, Inc.
(05-11-39)	Director - Stormont-Vail Corporation
2004	Director - Concerned Citizens for Topeka
Director - Oscar S. Stauffer Executive in Residence

Jerry B. Farley**	President - Washburn University
(09-20-46)	President - J&J Bonanza
2005

Penny A. Lumpkin**	Partner – Vivian’s Gift Shop (Corporate Retail)
(08-20-39)	Vice President - Palmer Companies, Inc.(Small Business and Shopping
1993	Center Development)
Vice President - PLB (Real Estate Equipment Leasing)
Vice President - Town Crier (Retail)
Prior to 2002:
Vice President - Bellaire Shopping Center (Managing and Leasing)
Partner - Goodwin Enterprises (Retail)

Maynard F. Oliverius**	President & Chief Executive Officer - Stormont-Vail HealthCare
(12-18-43)	Director - VHA Mid-America
1998	Director - Go Topeka

Thomas A. Swank*	Senior Vice President - Security Benefit Corporation and
(01-10-60)	Security Benefit Life Insurance Company
2007 (President, Director &	Chief Operating Officer - Security Benefit Life Insurance Company
Chairman of the Board)	President - First Security Benefit Life Insurance & Annuity Company of New York
Chief Financial Officer & Treasurer - Security Benefit Corporation, Security
Benefit Life Insurance Company and First Security Benefit Life Insurance &
Annuity Company of New York

*	This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
**	These directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting function for the Funds.
***	Each director oversees 28 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

Effective August 17, 2007, Michael Odlum resigned his position as President and Acting Chairman of the Board of the Security Funds.

Officers (unaudited)

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title - Year Elected	Principal Occupation(s) During Past 5 Years
Steven M. Bowser	Vice President & Senior Portfolio Manager - Security Investors, LLC;
(02-11-60)	Vice President & Senior Portfolio Manager - Security Benefit Life Insurance
Vice President – 2003	Company

Christina Fletcher	Vice President & Portfolio Manager - Security Investors, LLC
(07-25-72)	Credit Analyst/Portfolio Manager - Horizon Cash Management
Vice President – 2005	Senior Money Market Trader - Scudder Investments

Brenda M. Harwood	Vice President, Chief Compliance Officer & Treasurer - Security Global
(11-03-63)	Investors, LLC
Chief Compliance Officer – 2004	Assistant Vice President - Security Benefit Life Insurance Company
Treasurer – 1988	Vice President, Assistant Treasurer & Director - Security Distributors, Inc.

Mark Lamb	Vice President - Security Investors, LLC,
(02-03-60)	Vice President - Security Benefit Life Insurance Company
Vice President – 2003

Amy J. Lee	Secretary - Security Investors, LLC
(06-05-61)	Secretary & Chief Compliance Officer - Security Distributors, Inc.
Secretary – 1987	Vice President, Associate General Counsel & Assistant Secretary -Security Benefit
Corporation & Security Benefit Life Insurance Company
Director - Brecek & Young Advisors, Inc.

Mark Mitchell	Vice President & Portfolio Manager - Security Investors, LLC
(08-24-64)	Vice President & Portfolio Manager - Security Benefit Life Insurance Company
Vice President – 2003

Christopher Phalen	Vice President & Head of Fixed Income - Security Global Investors, LLC;
(11-9-70)	Assistant Vice President & Head of Fixed Income - Security Benefit Life Insurance
Vice President – 2002	Company
Vice President & Portfolio Manager - Security Investors, LLC
Vice President & Portfolio Manager - Security Benefit Life Insurance Company

James P. Schier	Vice President & Senior Portfolio Manager - Security Investors, LLC;
(12-28-57)	Vice President & Senior Portfolio Manager - Security Benefit Life Insurance
Vice President – 1998	Company

Cindy L. Shields	Vice President & Head of Operations - Security Global Investors
(06-05-67)	Vice President & Head of Equity Asset Management - Security Investors, LLC
Vice President – 1988	Vice President & Head of Equity Asset Management - Security Benefit Life
Insurance Company

Christopher D. Swickard	Assistant Secretary - Security Investors, LLC
(10-09-65)	Second Vice President & Assistant General Counsel - Security Benefit
Assistant Secretary – 1996	Corporation and Security Benefit Life Insurance Company
Assistant Secretary - Security Distributors, Inc.

David G. Toussaint	Vice President & Portfolio Manager - Security Investors, LLC
(10-10-66)	Assistant Vice President & Portfolio Manager - Security Benefit Life Insurance
Vice President – 2001	Company

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

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Tax Information (unaudited)

In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including short-term capital gains) attributable to the fiscal year ended September 30, 2007, which qualify for the dividends received deduction for corporate shareholders is 2% for the Alpha Opportunity Series, 72% for the Equity Series, 100% for the Global Series, 83% for the Mid Cap Value Series, 100% for the Large Cap Value Fund and 48% for the Mid Cap Growth Fund.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended September 30, 2007, taxed at the maximum rate of 15% is 4% for the Alpha Opportunity Series, 72% for the Equity Series, 83% for the Mid Cap Value Series, 100% for the Large Cap Value Fund and 48% for the Mid Cap Growth Fund.

For federal income tax purposes, the Funds designate capital gain dividends for the fiscal year ended September 30, 2007 as follows:

Security Equity Fund:
Alpha Opportunity Series	$708,308
Equity Series	30,529,927
Global Series	22,793,963
Mid Cap Value Series	36,895,809
Security Mid Cap Growth Fund	22,297,681

Additional information for foreign shareholders only:

For the year ended September 30, 2007, the following ordinary distributions paid qualified as interest related dividends under the Internal Revenue Code Section 871(k)(1)(C):

Security Equity Fund:
Alpha Opportunity Series	16%
Equity Series	3%
Global Series	3%
Mid Cap Value Series	9%
Security Large Cap Value Fund	11%
Security Mid Cap Growth Fund	7%

For the year ended September 30, 2007, the following ordinary distributions paid qualified as short term capital gain dividends under the Internal Revenue Code Section 871(k)(2)(C):

Security Equity Fund:
Alpha Opportunity Series	100%
Equity Series	99%
Global Series	100%
Mid Cap Value Series	91%
Security Mid Cap Growth Fund	100%

Other Information

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

The Security Group of Mutual Funds

Security Equity Fund

•	Alpha Opportunity Series

•	Equity Series

•	Global Series

•	Mid Cap Value Series

•	Select 25 Series

•	Small Cap Growth Series

Security Large Cap Value Fund

Security Mid Cap Growth Fund

Security Income Fund

•	Capital Preservation Series

•	Diversified Income Series

•	High Yield Series

•	Income Opportunity Series

Security Cash Fund

Security Funds Officers and Directors

Directors

Donald A. Chubb, Jr.

Harry W. Craig, Jr.

Jerry B. Farley

Penny A. Lumpkin

Maynard F. Oliverius

Thomas A. Swank

Officers

Thomas A. Swank, President

Steve M. Bowser, Vice President

Christina Fletcher, Vice President

Mark Lamb, Vice President

Mark Mitchell, Vice President

Christopher Phalen, Vice President

James P. Schier, Vice President

Cindy L. Shields, Vice President

David G. Toussaint, Vice President

Amy J. Lee, Secretary

Christopher D. Swickard, Assistant Secretary

Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

One Security Benefit Place • Topeka, Kansas 66636-0001 • securitybenefit.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $118,500 in 2006 and $146,500 in 2007.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $3,300 in 2006 and $3,600 in 2007. These services consisted of a review of the Registrant’s semi-annual financial statements.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $18,000 in 2006 and $20,000 in 2007, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in 2006 and $20,000 in 2007. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e) (2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $41,300 in 2006 and $43,200 in 2007.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a) (1)	Code of Ethics pursuant to Item 2 above.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY EQUITY FUND

By:	/s/ THOMAS A. SWANK
Thomas A. Swank, President

Date:	December 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS A. SWANK
Thomas A. Swank, President

Date:	December 6, 2007

By:	/s/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	December 6, 2007